                                                             OMB APPROVAL
                                                      --------------------------
                                                      OMB Number:      3235-0059
                                                      Expires:   August 31, 2004
                                                      Estimated average burden
                                                      hours per response...14.73

                                 UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                  SCHEDULE 14A

          Proxy Statement Pursuant to Section 14(a) of the Securities
                     Exchange Act of 1934 (Amendment No.  )

Filed by the Registrant [X]
Filed by a Party other than the Registrant [ ]

Check the appropriate box:

[ ]  Preliminary Proxy Statement.
[ ] CONFIDENTIAL, FOR USE OF THE COMMISSION ONLY (AS PERMITTED BY RULE 14a-6(e)(2)).
[X]  Definitive Proxy Statement.
[ ]  Definitive Additional Materials.
[ ]  Soliciting Material Pursuant to Section 240.14a-12

                        PRINCETON NATIONAL BANCORP, INC.
--------------------------------------------------------------------------------
                (Name of Registrant as Specified In Its Charter)

--------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (check the appropriate box):

[X]  No fee required.

[ ]  Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

     1) Title of each class of securities to which transaction applies:

--------------------------------------------------------------------------------

     2) Aggregate number of securities to which transaction applies:

--------------------------------------------------------------------------------

     3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

--------------------------------------------------------------------------------

     4) Proposed maximum aggregate value of transaction:

--------------------------------------------------------------------------------

     5) Total fee paid:

--------------------------------------------------------------------------------

[ ]  Fee paid previously with preliminary materials.

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     1) Amount Previously Paid:

--------------------------------------------------------------------------------

     2) Form, Schedule or Registration Statement No.:

--------------------------------------------------------------------------------

     3) Filing Party:

--------------------------------------------------------------------------------

     4) Date Filed:

--------------------------------------------------------------------------------
PERSONS WHO POTENTIALLY ARE TO RESPOND TO THE COLLECTION OF INFORMATION CONTAINED IN THIS FORM ARE NOT REQUIRED TO RESPOND UNLESS THE FORM DISPLAYS A CURRENTLY VALID OMB CONTROL NUMBER.

SEC 1913 (02-02)

                    [PRINCETON NATIONAL BANCORP, INC. LOGO]



                    NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
                                 APRIL 29, 2003



Dear Shareholder:

         The Annual Meeting of Shareholders of Princeton National Bancorp, Inc., a Delaware corporation, will be held at The Galleria, 1659 North Main Street, Princeton, Illinois, on Tuesday, April 29, 2003 at 10:00 a.m., for the purpose of considering and voting upon:


         (1)      the election of four directors for a term of three years;

         (2) a proposal for the adoption of the Princeton National Bancorp, Inc. 2003 Stock Option Plan;

         (3) a proposal for an amendment to the Certificate of Incorporation to authorize a class of 100,000 shares of preferred stock;

         (4) a proposal for the adoption of a "fair price" provision as a further amendment to the Certificate of Incorporation; and

         (5) to transact such other business as may properly come before the meeting or any adjournment thereof.


         Shareholders of record at the close of business on March 3, 2003 will be entitled to notice of, and to vote at, the meeting.

         The Company's Annual Report to Shareholders for the year ended December 31, 2002 is enclosed.

IMPORTANT! TO ASSURE THAT YOUR SHARES ARE REPRESENTED AT THE MEETING, PLEASE VOTE, SIGN, DATE AND RETURN PROMPTLY THE ENCLOSED PROXY IN THE ENVELOPE PROVIDED. NO POSTAGE IS REQUIRED IF THE PROXY IS MAILED IN THE UNITED STATES.



                                             Lou Ann Birkey
                                             Vice President - Investor Relations
                                             and Corporate Secretary



March 18, 2003

                     [PRINCETON NATIONAL BANCORP, INC. LOGO]



                                 PROXY STATEMENT


         This Proxy Statement and the accompanying proxy are being furnished in connection with the solicitation of proxies by the Board of Directors of Princeton National Bancorp, Inc. (the "Company") (Nasdaq: PNBC) from holders of the Company's outstanding shares of common stock, par value $5.00 per share (the "Common Stock"), for use at the 2003 Annual Meeting of Shareholders (the "Annual Meeting") to be held on April 29, 2003 at The Galleria, 1659 North Main Street, Princeton, Illinois, or at any adjournment thereof, for the purposes set forth in the accompanying Notice of Meeting and in this Proxy Statement. The Company will bear the costs of soliciting proxies from its shareholders. In addition to soliciting proxies by mail, directors, officers and employees of the Company, without receiving additional compensation therefor, may solicit proxies by telephone or in person. This Proxy Statement and form of proxy are first being mailed to the Company's shareholders on or about March 18, 2003.

VOTING AT THE ANNUAL MEETING

         The close of business on March 3, 2003 has been fixed as the record date for the determination of shareholders of the Company entitled to notice of, and to vote at, the Annual Meeting. As of the close of business on that date, 3,220,504 shares of Common Stock were outstanding and are entitled to vote at the Annual Meeting.

         Each proxy that is properly voted, signed and received prior to the Annual Meeting will, unless such proxy has been revoked, be voted in accordance with the instructions on such proxy. If no instructions are indicated, proxies will be voted "for" the approval of the proposals described in this Proxy Statement and "for" the election of all nominees named in the Proxy Statement. If any other matters properly come before the Annual Meeting, the persons named as proxies will vote upon such matters according to their judgment. Any shareholder has the right to revoke a proxy at any time prior to its exercise at the Annual Meeting. A proxy may be revoked by properly executing and submitting to the Company a later-dated proxy or by mailing written notice of revocation to Princeton National Bancorp, Inc., 606 South Main Street, Princeton, Illinois 61356, Attention: Lou Ann Birkey, Vice President -- Investor Relations and Corporate Secretary. A shareholder may also revoke a proxy by appearing at the Annual Meeting and voting in person. Proxies are valid only for the meeting specified therein or any adjournment of such meeting.

         A quorum of shareholders is necessary to take action at the Annual Meeting. A majority of the outstanding shares of Common Stock, represented in person or by proxy, shall constitute a quorum for the transaction of business at the Annual Meeting. Votes cast by proxy or in person at the Annual Meeting will be tabulated by the judges of election appointed for the meeting. The judges will determine whether a quorum is present and will treat abstentions as shares that are present and entitled to vote for purposes of determining the presence of a quorum. Under certain circumstances, a broker or other nominee may have discretionary authority to vote shares of Common Stock, if instructions have not been received from the beneficial owner or other person entitled to vote. If a broker or other nominee indicates on the proxy that it does not have instructions or discretionary authority to vote certain shares of Common Stock on a particular matter (a "broker non-vote"), those shares will be considered as present for purposes of determining whether a quorum is present, but will not have the effect of votes for or against any proposal.

         Under Proposal 1, the four nominees for director who receive the greatest number of votes cast in person or by proxy at the Annual Meeting shall be elected directors of the Company. Proposal 2 requires the affirmative vote of a majority of the shares present in person or by proxy and entitled to vote at the meeting. Broker non-votes are not "entitled to vote" and will not affect the outcome on Proposal 2. However, abstentions have the effect as votes "against" the approval of Proposal 2. Proposals 3 and 4 require the affirmative vote of a majority of the shares outstanding. Therefore, abstentions and broker non-votes will be treated as being voted against Proposals 3 and 4.

         Shares of Common Stock of the Company will be voted as specified. If no specification is made, shares will be voted FOR the nominees for director named below, FOR the approval of Proposals 2, 3, and 4, and IN ACCORDANCE WITH THE DISCRETION OF THE PROXIES as to any other matters which may properly come before the meeting.


                                   PROPOSAL 1
                              ELECTION OF DIRECTORS

         The Company's Board of Directors is currently composed of thirteen directors who are divided into three classes. One class is elected each year for a three-year term. At the Annual Meeting, Messrs. Bruce, Ernat, Longman, and Sorcic will be nominated to serve in Class II until the Annual Meeting of Shareholders to be held in 2006 and until their successors have been duly elected and qualified.

         All of the nominees are currently serving as directors of the Company. Each of the nominees has agreed to serve as a director, if elected, and the Company has no reason to believe that any nominee will be unable to serve. In the event of the refusal or inability of any nominee for director of the Company to serve as a director, the persons named in the accompanying form of proxy shall vote such proxies for such other person or persons as may be nominated as directors by the Board of Directors of the Company, unless the number of directors shall have been reduced by the Board.

         All of the nominees and directors continuing in office, other than Ms. Sharon L. Covert and Messrs. John R. Ernat, Ervin I. Pietsch, and Mark Janko, also served on the Board of Directors of the Company's wholly-owned subsidiary, Citizens First National Bank ("Citizens Bank") during 2002.

         The Board of Directors unanimously recommends that shareholders vote "FOR" the election of the four nominees listed below.


 NAME AND AGE AT
DECEMBER 31, 2002                   POSITION, PRINCIPAL OCCUPATION, BUSINESS EXPERIENCE AND DIRECTORSHIP
-----------------                   --------------------------------------------------------------------

                                CLASS II NOMINEES FOR THREE YEAR TERMS EXPIRING IN 2006
Gary C. Bruce, 50               Appointed to the Company's Board in October, 2001.  Owner of Bruce Jewelers.
John R. Ernat, 54               Director since 1994.  Partner in I. Ernat & Sons, a farming operation.
Thomas M. Longman, 51           Director since 1991.  President of DBP, Inc., a supplier of business forms and office products.
Tony J. Sorcic, 49              Director since 1986. President and Chief Executive Officer of the Company since
                                January, 1997.  Also a member of the Executive Committee.

                                      CLASS III DIRECTORS - TERMS EXPIRE IN 2004

Daryl Becker, 65                Appointed to the Company's Board in June, 2002. Owner of Beck Oil Company.  Also a
                                member of the Audit Committee.
Sharon L. Covert, 59            Appointed to the Company's Board in October, 2001.  Secretary/Treasurer of Covert
                                Farms, Inc., a farming operation.
Mark Janko, 47                  Appointed to the Company's Board in January,
                                2002. Owner and President of Janko Mark Janko, 47 Realty and Development, a real estate development company.
James B. Miller, 47             Appointed to the Company's Board in September, 2000.  Executive Vice President of
                                the Company since July 1, 1996
Stephen W. Samet, 58            Director since 1986.  President and General Manager of WZOE, Inc., a commercial radio broadcasting company.  Also a member of the Company's Audit and Executive
                                Committees.

                                        CLASS I DIRECTORS - TERMS EXPIRE IN 2005

Don S. Browning, 62             Director since 1983.  President of Browning Ford Lincoln Mercury and President of
                                Browning Chrysler Dodge Jeep Sales. Also a member of the Company's Audit and
                                Executive Committees.

Donald E. Grubb, 62             Director since 1991.  President of Grubb Farms, Inc., a farming operation.


Ervin I. Pietsch, 61            Director since 1994.  Vice President, Corporate Quality & Engineering, Ideal
                                Industries, Inc., a manufacturer of electrical test equipment.

Craig O. Wesner, 61             Director since 1997.  Manager of Ag View FS, Inc., a farm supply cooperative.

                                   PROPOSAL 2
                       APPROVAL OF 2003 STOCK OPTION PLAN


BACKGROUND

         The Board of Directors of the Company adopted the Plan January 20, 2003, subject to the approval of the Plan by the stockholders at the Annual Meeting. Stock options may be granted under the Plan on and after the effective date, provided that the stockholders approve the Plan. Awards of incentive stock options may not be granted after January 20, 2013. The discussion which follows is qualified in its entirety by reference to the Plan, a copy of which is attached to the Proxy Statement as Appendix A.

         The aggregate number of shares of the Company's common stock that may be issued and outstanding pursuant to the exercise of options under the Plan (the "Option Pool") will not exceed 300,000 shares. Shares of the Company's common stock which would have been issued pursuant to the exercise of a stock option, but are withheld as payment of the option price, may be added back into the Option Pool and reissued. Common shares covered by terminated and expired options may also be added back to the Option Pool. In the event of any change in the outstanding common shares of the Company as a result of a merger, reorganization, stock split, reverse stock split, stock dividend, recapitalization, combination, or reclassification, appropriate proportionate adjustments will be made to both the terms of the Plan and any awards granted under the Plan which are determined on a per share basis, including, but not limited to, the amount of common shares in the Option Pool, the exercise price, and number of common shares associated with an outstanding option. No such adjustments will be required by reason of the issuance or sale by the Company for cash or other consideration of additional shares of the Company's common stock or securities convertible into, or exchangeable for, shares of the Company's common stock.

PURPOSE AND ELIGIBILITY

         The purpose of the Plan is to advance the interests of the Company and its stockholders by helping the Company and its subsidiaries attract and retain the services of highly qualified employees, officers and directors, upon whose judgment, initiative and efforts the Company is substantially dependent, and to provide those persons with further incentives to advance the interests of the Company. The Plan is also established with the objective of encouraging stock ownership by such employees, officers and directors and aligning their interests with those of stockholders.

         The objectives of the Plan will be accomplished by the granting of stock option awards to selected key employees, officers and directors. Key employees and officers selected to participate in the Plan may be eligible for the grant of incentive stock options ("ISOs") and non-qualified stock options ("NSOs"). Directors who are not also employees of the Company shall only be eligible for the grant of NSOs.

         Eligible participants are defined in the Plan to mean employees, officers or directors of the Company or its subsidiaries. Eligible participants may be granted ISOs or NSOs under the Plan, if so selected by the Committee. Approximately 225 persons qualify as eligible participants at this time. The Committee currently anticipates that up to approximately 40 employees may be awarded stock option grants under the Plan in 2003. With respect to ISOs only, this definition does not include persons who have been on leave of absence for greater than 90 days, unless re-employment is guaranteed by law or contract.

EXISTING EQUITY COMPENSATION PLANS

         The Company currently maintains the Princeton National Bancorp, Inc. Stock Option Plan, which the Company's Board of Directors adopted on March 4, 1998 and the stockholders of the Company approved on April 14, 1998. Effective

January 1, 1995, the Company also adopted the Princeton National Bancorp, Inc. Employee Stock Purchase Plan. The following table provides information regarding the number of shares of common stock subject to each of these plans as well as information regarding outstanding options to purchase the Company's common stock under the plans.

                    EQUITY COMPENSATION PLAN INFORMATION (1)

----------------------------------------------------------------------------------------------------------------
        PLAN CATEGORY          NUMBER OF SECURITIES TO BE      WEIGHTED-AVERAGE        NUMBER OF SECURITIES
                                 ISSUED UPON EXERCISE OF      EXERCISE PRICE OF       REMAINING AVAILABLE FOR
                                  OUTSTANDING OPTIONS,       OUTSTANDING OPTIONS,      FUTURE ISSUANCE UNDER
                                   WARRANTS AND RIGHTS       WARRANTS AND RIGHTS     EQUITY COMPENSATION PLANS
                                                                                     (EXCLUDING SECURITIES IN
                                                                                            COLUMN (a))
                                                                                                (c)
                                           (a)                       (b)
----------------------------------------------------------------------------------------------------------------
EQUITY COMPENSATION PLANS                123,600                    $16.76                     9,551
APPROVED BY SECURITY HOLDERS
----------------------------------------------------------------------------------------------------------------
EQUITY COMPENSATION PLANS                  N/A                       N/A                     15,742(2)
NOT APPROVED BY SECURITY
HOLDERS
----------------------------------------------------------------------------------------------------------------
            TOTAL                        123,600                    $16.76                    25,293
----------------------------------------------------------------------------------------------------------------

(1) This table does not include any shares which may become issuable under the 2003 Stock Option Plan following stockholder approval. The Board of Directors has not granted any options to purchase common stock under the 2003 Stock Option Plan.

(2) Represents shares issuable under the Company's Amended and Restated Employee Stock Purchase Plan (the "ESPP"). The ESPP is a broad-based plan which was originally adopted by the Company in October, 1994 and has twice been amended and restated to increase the number of shares issuable under the ESPP to the current maximum of 60,000 shares. Under the ESPP, eligible employees and directors may purchase Princeton common stock without incurring any brokerage commissions or service charges, using lump sum contributions and/or payroll deductions, in the case of employees.

ADMINISTRATION OF PLAN

           Except where the Directors Personnel, Policy and Salary Committee (the "Committee) of the Board of Directors of Citizens First National Bank (the "Bank") is comprised solely of Non-Employee Directors, with respect to persons subject to the short-swing profit liability provisions of Section 16 of the 1934 Act, the Board of Directors of the Company will administer the Plan. In all other cases, the Committee will administer the Plan, but may delegate such powers or duties to employees of the Company or its subsidiaries, as it deems appropriate. The Bank's Board of Directors may from time to time remove members from the Committee and appoint their successors.

         The Committee or the Board of Directors of the Company, as the case may be, will have full and final authority in its discretion, at any time subject only to the express terms, conditions and other provisions of the Company's articles of incorporation, bylaws and the Plan, and the specific limitations on such discretion set forth in the Plan:

1. to select and approve the persons to whom options will be granted under the Plan from among the eligible participants, including the number of options and the amount of common stock available for purchase under such options so granted to each person;

2. to determine the period or periods of time during which options may be exercised or become exercisable, the option price and the duration of such options, the date on which options are granted, and other matters to be determined by the Committee in connection with specific option grants and option agreements as specified under the Plan; and

3. to interpret the Plan, to prescribe, amend and rescind rules and regulations relating to the Plan, and to make all other determinations necessary or advisable for the operation and administration of the Plan.

         Except as otherwise provided in the Plan, the Committee will designate any option granted as either an ISO or as an NSO (as such terms are defined in the Plan). To the extent that the fair market value of common stock (as defined in the Plan), determined at the time the option is granted, with respect to which all ISOs are exercisable for the first time by any individual during any calendar year (pursuant to the Plan and all other plans of the Company and/or its subsidiaries) exceeds $100,000, such option will be treated as an NSO.

         Options will be deemed granted under the Plan only upon the execution and delivery of an option agreement by the option holder and a duly authorized officer of the Company. Options will not be deemed granted under the Plan merely upon the authorization of such grant by the Committee.

AMENDMENT AND TERMINATION

         The Committee may amend, and the Board of Directors of the Company may suspend or discontinue, the Plan at any time, provided that: (i) no such action may, without the approval of the stockholders of the Company, materially increase (other than by reason of an adjustment as discussed above) the maximum aggregate number of common stock shares issuable under the Plan, or increase the maximum total number of common stock shares issuable to an eligible participant under the Plan; (ii) no action of the Committee will cause ISOs granted under this Plan not to comply with Section 422 of the Code unless the Committee specifically declares such action to be made for that purpose; and, (iii) no action of the Committee shall alter or impair any option previously granted or awarded under the Plan without the consent of such affected option holder.

INCENTIVE STOCK OPTIONS AND NON-QUALIFIED STOCK OPTIONS

         The Plan authorizes the grant of both ISOs and NSOs, both of which are exercisable for shares of the Company's common stock. The price that an option holder must pay in order to exercise an option may be stated in terms of a fixed dollar amount, a percentage of fair market value at the time of the grant, or such other method as determined by the Committee in its discretion. In no event shall the option price for an ISO or an NSO be less than the fair market value per share of the Company's common stock on the date of the option grant. In the case of ISOs granted to persons possessing more than 10 percent of the total combined voting power or value of all classes of stock of the Company and/or its subsidiaries, the option price will be no less than 110 percent of the fair market value per share of the Company's common stock on the date of the grant. The fair market value shall mean the average of the high and low prices reported for the market in which the shares of the Company's common stock are traded on the date of the grant or, if no trading occurred on that date, on the latest trading date prior to such date. An option holder may pay all or a portion of the option price, and/or the tax withholding liability, if applicable, by surrendering shares of Company common stock already owned or by withholding shares of common stock to be issued under the option being exercised, provided that, in the case of withholding shares of common stock to pay for the all or a portion of the option price, the option holder attests to ownership of shares of Company common stock in a form acceptable to the Committee which shall include a statement that, at the time of exercise, the shares have been owned by the option holder for a period of 6 months (or such other period that the Committee determines appropriate). The option holder may also pay all or a portion of the option price and/or the tax withholding liability by irrevocably authorizing a third party to sell shares of the Company's common stock (or a sufficient portion of the shares) acquired upon exercise of the option and remit to the Company a sufficient portion of the sale proceeds to pay the entire Exercise Price and any tax withholding resulting from such exercise. To the extent that shares of common stock are sold by a third party as payment of all or a portion of the option price of an ISO, thus subjecting the exercise to immediate tax consequences. See "Certain Federal Income Tax Consequences" below.

         The period during which an option may be exercised shall be determined by the Committee at the time of the option grant and, for ISOs, may not extend more than ten years from the date of the grant, except in the case of ISOs granted to persons possessing more than 10 percent of the total combined voting power or value of all classes of stock of the Company and/or its subsidiaries, in which case the option period will not exceed five years from the date of grant.

         To the extent not previously exercised, each ISO will terminate upon the expiration of the option period specified in the option agreement provided, however, that subject to the discretion of the Committee, each ISO will terminate, if earlier: (i) immediately after the date that the option holder ceases to be an eligible participant for any reason other than death, disability, or retirement; (ii) three years after the date that the option holder ceases to be an eligible participant by reason of such person's death or disability; provided, however, that the ISO will convert to an NSO if exercised more than 12 months after death or disability; or (iii) three years after the option holder ceases to be an eligible participant by reason of such person's retirement, provided, however, that the ISO will convert to an NSO if exercised more than 3 months after retirement.

         To the extent not previously exercised, each NSO will terminate upon the expiration of the option period specified in the option agreement provided, however, that, subject to the discretion of the Committee, each NSO will terminate, if earlier: (i) immediately after the date that the option holder ceases to be an eligible participant for any reason other than death, disability, or retirement; or (ii) three years after the date that the option holder ceases to be an eligible participant by reason of such person's death, disability or retirement.

TRANSFERABILITY; DIVIDEND AND VOTING RIGHTS; WITHHOLDING

         The terms of the Plan provide that ISOs are not transferable other than by will or the laws of descent and distribution. NSOs may not be transferred other than by will, the laws of descent and distribution, or, at the discretion of the Committee, by direct gift to or for the benefit of the option holder's immediate family (including, without limitation, to a trust for the benefit of the option holder's immediate family or to a partnership or limited liability company for one or more members of the option holder's immediate family), subject to such limits as the Committee may establish, and the transferee shall remain subject to all the terms and conditions applicable to the option prior to such transfer. The term "immediate family" means the option holder's spouse, parents, children, stepchildren, adoptive relationships, sisters, brothers and grandchildren (and, for this purpose, shall also include the option holder). Holders of ISOs or NSOs shall have no dividend rights or voting rights until the options have been exercised.

         The Plan provides that recipients of options pay all required local, state and federal withholding taxes associated with the exercise of such options in cash unless the Committee, in its discretion, permits the option holder to pay such withholding liability by surrendering share of the Company's common stock already owned, or by withholding shares of common stock issued pursuant to the option being exercised.

CHANGE IN CONTROL

         In the event of a change in control of the Company or a liquidation or dissolution of the Company, on the effective date of such change in control, all options shall become fully exercisable.

         For purposes of the Plan, a change of control of the Company shall have occurred:

         (i) on the scheduled expiration date of a tender offer by, or exchange offer by, any corporation, person, other entity or group (other than the Company, any of its wholly-owned subsidiaries or a qualified retirement plan of the Company or one of its subsidiaries), to acquire voting stock of the Company if:

                  (1) after giving effect to such offer, such corporation, person, or other entity or group would own 25 percent or more of the voting stock of the Company;

                  (2) there shall have been filed documents with the Securities and Exchange Commission in connection therewith (or, if no such filing is required, public evidence that the offer has already commenced); and

                  (3) such corporation, person, or other entity or group has secured all required regulatory approvals to own or control 25 percent or more of the voting stock of the Company;

         (ii) if the stockholders of the Company approve a definitive agreement to merge or consolidate the Company with or into another corporation in a transaction in which neither the Company nor any of its wholly-owned subsidiaries will be the surviving corporation, or to sell or otherwise dispose of all or substantially all of the Company's assets to any corporation, person, other entity or group (other than the Company, any of its wholly-owned subsidiaries or a qualified retirement plan of the Company or one of its subsidiaries), and such definitive agreement is consummated;

         (iii) if any corporation, person, or other entity or group (other than the Company or any of its wholly-owned subsidiaries) becomes the beneficial owner (as defined in the Company's Articles of Incorporation) of stock representing 25 percent or more of the voting stock of the Company; or

         (iv) if, during any period of two consecutive years, continuing directors cease to comprise a majority of the Company's Board of Directors.

CERTAIN FEDERAL INCOME TAX CONSEQUENCES

         The following summary generally describes the principal federal (and not state and local) income tax consequences of awards granted under the Plan. The summary is general in nature and is not intended to cover all tax consequences that may apply to a particular employee or to the Company. The provisions of the Internal Revenue Code of 1986, as amended, (the "Code") and regulations thereunder relating to these matters are complicated and their impact in any one case may depend upon the particular circumstances.

         The discussion of federal income tax consequences set forth below is included for informational purposes only. The discussion is based on currently existing provisions of the Code, existing or proposed treasury regulations thereunder and current administrative rulings and court decisions. All of the foregoing are subject to change, and any such change could affect the continuing validity of this discussion. Each participant in the plan should consult his or her tax advisor regarding specific tax consequences, including the application and effect of state and local tax laws.

         Incentive Stock Options. ISOs granted under the Plan are intended to qualify as incentive stock options under Section 422 of the Code. Pursuant to
Section 422, the grant and exercise of an ISO generally will not result in taxable income to the option holder (with the possible exception of alternative minimum tax liability) if the option holder does not dispose of common stock received upon exercise of such option within one year after the date of exercise and two years after the date of grant (either type of disposition hereinafter referred to as a "Disqualifying Disposition"), and if the option holder has continuously been an eligible participant from the date of grant to three months before the date of exercise (or 12 months in the event of death or disability) (hereinafter referred to as the "Employment Requirement"). The Company will not be entitled to a deduction for income tax purposes in connection with the grant or exercise of an ISO. Additionally, the Company will not be entitled to a deduction at the time common stock acquired pursuant to an ISO is disposed of, provided that the option holder has satisfied the Employment Requirement and the disposition is not a Disqualifying Disposition.

         Disposition of common stock acquired pursuant to an ISO, except in the case of a Disqualifying Disposition, will result in long-term capital gain or loss taxation of the option holder on the difference between the amount realized upon disposition and the option price. An option holder who, in a Disqualifying Disposition, disposes of common stock acquired pursuant to an ISO will be required to notify the Company and will immediately recognize the gain on the disposition as ordinary income. In the event of a Disqualifying Disposition, the Company will be entitled to a deduction in the amount of income recognized by the option holder.

         Pursuant to the Code and the terms of the Plan, the Committee will designate all options granted under the Plan as either ISOs or NSOs. To the extent that the fair market value of the Company's common stock (determined at the time an option is granted) with respect to which all ISOs are exercisable for the first time by any individual during any calendar year exceeds $100,000, such option shall be treated for all purposes under the Plan as an NSO.

         Non-Qualified Stock Options. For NSOs, or ISOs which have converted to NSOs for any reason, the difference between the market value of the Company's common stock on the date of exercise and the option price will constitute taxable ordinary income to the option holder on the date of exercise. The Company will be entitled to a deduction in the same year in an amount equal to the income taxable to the option holder. The option holder's basis in shares of the Company's common stock acquired upon exercise of an option will equal the option price plus the amount of income taxable at the time of exercise. Any subsequent disposition of such the Company's common stock by the option holder will be taxed as a capital gain or loss to the option holder, and will be long-term capital gain or loss if the option holder has held such Company common stock for more than one year at the time of sale.

         Pursuant to the terms of the Plan, the Committee will require any recipient of common stock, upon the exercise of an NSO, to pay the Company, in cash, by surrendering shares of the Company's common stock already owned, by withholding common stock issued pursuant to the option being exercised, or in such other form as the Committee may determine, in its discretion, the amount of any tax or other amount required by any governmental authority to be withheld and paid by the Company to such authority for the account of such recipient.

PERFORMANCE-BASED COMPENSATION -- SECTION 162(m) REQUIREMENT

         The Plan is intended to preserve the Company's tax deduction for certain awards made under the Plan by complying with the terms of Section 162(m) of the Code and regulations relating thereto.

                                   PROPOSAL 3
              APPROVAL OF AMENDMENT TO CERTIFICATE OF INCORPORATION
            TO AUTHORIZE A CLASS OF 100,000 SHARES OF PREFERRED STOCK
GENERAL

         The Board of Directors has approved an amendment to Article FOURTH of the Corporation's Certificate of Incorporation to authorize the issuance of up to 100,000 shares of Preferred Stock.

         The Board of Directors believes that the authorization to issue shares of Preferred Stock, in one or more series (up to a total of 100,000 shares of Preferred Stock), is in the best interests of the Company and its shareholders and believes that it is advisable to authorize such shares and have them available in connection with possible future transactions, such as financings, strategic alliances, corporate mergers, acquisitions, possible funding of new products or programs or businesses and other uses not presently determinable, and as may be deemed to be feasible and in the best interests of the Company. In addition, the Board of Directors believes that it is desirable for the Company to have the flexibility to issue shares of Preferred Stock without further shareholder action, except as otherwise provided by law.

CURRENT CERTIFICATE OF INCORPORATION

         Currently, the Company's Certificate of Incorporation does not authorize the issuance of any class of preferred stock.

EFFECT OF AMENDMENT

         The proposed amendment will give the Board of Directors the express authority, without further action of the shareholders, to issue shares of Preferred Stock from time to time in one or more series and to fix before issuance with respect to each series: (a) the designation and the number of shares to constitute each series, (b) the liquidation rights, if any, (c) the dividend rights and rates, if any, (d) the rights and terms of redemption, if any, (e) whether the shares will be subject to the operation of a sinking or retirement fund, if any, (f) whether the shares are to be convertible or exchangeable into other securities of the Company, and the rates thereof, if any, (g) any limitations on the payment of dividends on Common Stock while any such series is outstanding, if any, (h) the voting power, if any, in addition to the voting rights provided by law, of the shares, which voting powers may be general or special, and (i) such other provisions as shall not be inconsistent with the Certificate of Incorporation. All of the shares of any one series of the Preferred Stock shall be identical in all respects.

         It is not possible to determine the actual effects of the Preferred Stock on the rights of the shareholders of the Company until the Board of Directors determines the rights of the holders of a series of the Preferred Stock. However, such effects might include (i) restrictions on the payment of dividends to holders of Common Stock; (ii) dilution of voting power to the extent that the holders of shares of Preferred Stock are given voting rights;
(iii) dilution of the equity interests and voting power of holders of Common Stock, if the Preferred Stock is convertible into Common Stock; and (iv) restrictions upon any distribution of assets to the holders of Common Stock upon liquidation or dissolution and until the satisfaction of any liquidation preference granted to the holders of Preferred Stock.

         The Board of Directors will make any determination to issue shares of Preferred Stock based upon its judgment as to the best interests of the shareholders and the Company. The Board of Directors could issue shares of Preferred Stock (within the limits imposed by applicable law) that could, depending on the terms of such series, make more difficult or discourage an attempt to obtain control of the Company by means of a merger, tender offer, proxy contest or other means. When in the judgment of the Board of Directors such action would be in the best interests of the shareholders and the Company, the issuance of shares of Preferred Stock could be used to create voting or other impediments or to discourage persons seeking to gain control of the Company, for example, by the sale of Preferred Stock to purchasers favorable to the Board of Directors. In addition, the Board of Directors could authorize holders of a series of Preferred Stock to vote either separately as a class or with the holders of Common Stock, on any merger, sale or exchange of assets by the Company or any other extraordinary corporate transaction. The existence of the additional authorized shares could have the effect of discouraging unsolicited takeover attempts. The issuance of new shares could also be used to dilute the stock ownership of a person or entity seeking to obtain control of the Company, should the Board of Directors consider the action of such entity or person not to be in the best interests of the shareholders and the Company. Such issuance of Preferred Stock could also have the effect of diluting the earnings per share and book value per share of the Common Stock held by the holders of Common Stock.

SHAREHOLDER RIGHTS PLAN

         The Board is considering authorizing the use of Preferred Stock, if the proposed amendment is adopted, to establish a shareholder rights plan. A shareholder rights plan ("Rights Plan") is intended to strengthen the position of the Board of Directors if it becomes necessary to negotiate an acquisition of the Company. A Rights Plan is also designed to discourage offers to acquire the Company or to obtain substantial equity positions in the Company that, in the judgment of the Board of Directors, are coercive or do not reflect the fair value of the Company. A Rights Plan permits the Company's shareholders to acquire rights in the shares of the acquiring company's stock at a reduced price, if the acquiring company purchases all of the Common Stock by merger or a similar transaction. To prevent partial acquisitions, a Rights Plan permits the holders of rights to purchase shares of the Common Stock at a reduced price, if the acquiring company purchases more than a specified percentage of the Common Stock. The rights are redeemable for a nominal price and would not interfere with any acquisitions approved by the Company's Board of Directors, nor will a Rights Plan preclude a proxy fight for control of the Company. The effect of a Rights Plan, typically, is to bring the acquiring company to the bargaining table with the Company's Board of Directors.

         A Rights Plan is designed not to interfere with the day-to-day operations of the Company. Prior to a Rights Plan being activated by an acquisition of a large block of the Company's Common Stock, a Rights Plan has no effect on the Company's balance sheet or income statement and the Rights Plan has no tax effect on the Company or its shareholders. The Company can split its Common Stock, issue stock dividends and combine its Common Stock without interference from a Rights Plan.

         Rights plans, such as the Rights Plan under consideration by the Board of Directors, are now well established in case law and statutory law. Courts in many jurisdictions have widely recognized the legality and legitimate use of a variety of rights plans. Adoption of a Rights Plan could make it more difficult for any would-be acquiror to acquire control of the Company, should it seek to do so in the future. The Company is not aware of any current plan by any person or organization to acquire such control.

         Various studies have indicated that shareholder rights plans have not stopped legitimate offers that were fair to shareholders. These studies also indicate that companies having shareholder rights plans appear to have received higher premiums over their stock prices, as of a specified time prior to the takeover, than have companies not having shareholder rights plans. Institutional investors, however, typically have resisted shareholder rights plans, and have occasionally asked directors to rescind them.

         Nevertheless, it is important to remember that a Rights Plan, if adopted, will not prevent hostile takeovers. It will simply be intended to give the Board of Directors of the Company control over the process so that it may fulfill its fiduciary duty in obtaining the best price possible for shareholders, or retaining the Company's independence, if that is considered to be in the shareholders' best interest.

DISSENTERS' RIGHTS

         Pursuant to the Delaware General Corporation Law, the Company's shareholders are not entitled to dissenters' rights of appraisal with respect to the proposed amendment.

PROPOSED AMENDMENT

         Article FOURTH of the Company's Certificate of Incorporation would be amended and restated as set forth on Appendix B attached to this Proxy Statement.

REQUIRED VOTE

         The adoption of the amendment to the Certificate of Incorporation set forth above requires the affirmative vote of a majority of the shares outstanding and entitled to vote on the record date. If the proposed amendment is approved by the shareholders, it will be effective upon filing of a Certificate of Amendment as required by the Delaware General Corporation Law.

THE BOARD UNANIMOUSLY RECOMMENDS A VOTE "FOR" APPROVAL OF THE PROPOSAL TO AMEND THE CERTIFICATE OF INCORPORATION TO AUTHORIZE A CLASS OF 100,000 SHARES OF PREFERRED STOCK.

                                   PROPOSAL 4
              APPROVAL OF AMENDMENT TO CERTIFICATE OF INCORPORATION
                         TO ADOPT "FAIR PRICE" PROVISION

BACKGROUND

         The Board of Directors approved an amendment to the Company's Certificate of Incorporation adding a fair price provision on January 20, 2003, subject to the approval of the amendment by the stockholders at the Annual Meeting.

         Under the new Article EIGHTH of the Certificate of Incorporation, heightened voting requirements will apply to certain transactions involving the Company and a "Related Person" of the Company. The term Related Person generally means any individual, corporation, partnership, or other person or entity which beneficially owns, with its affiliates and associates, 10% or more of the outstanding voting stock of the Company.

         Specifically, any of the following transactions ("Business Combinations") shall require the affirmative vote of the holders of at least 80% of the outstanding shares of voting stock of the Company:

         - merger or consolidation of the Company or a subsidiary of the Company with a Related Person;

         - sale, lease, exchange, transfer or other disposition to a Related Person of assets of the Company or a subsidiary of the Company with a book value of at least 80% of the total consolidated assets of the Company as reported in the most recent year-end financial statements;

         - issuance of any securities of the Company or a subsidiary of the Company to a Related Person, not by way of a pro-rata distribution to all holders of the classes of stocks received at distribution;

         - acquisition by the Company or a subsidiary of the Company of any securities of a Related Person;

         - recapitalization that would increase the voting power of a Related Person;

         -    merger of the Company into a subsidiary of the Company;

         - any agreement, contract, or other arrangement providing for any of the transactions described above.

        The 80% voting requirement of Article EIGHTH will not apply, however, to a Business Combination with a Related Person, if either the combination is approved by a vote of not less than a majority of members of the Board of Directors who are not affiliated or associated with the Related Person and who were members of the Board of Directors before the Related Person became a Related Person or the consideration to be received by holders of common stock in the business combination meets certain "fair price" requirements.

        In order to amend, alter, change, or repeal Article EIGHTH, the affirmative vote of the holders of at least 80% of the outstanding shares of voting stock of the Company is required. However, if the proposed amendment, alteration, change or repeal has been recommended by at least 2/3 of the uninterested Board of Directors, the required stockholder vote shall be only 66 2/3%.

PURPOSE AND EFFECT OF ARTICLE EIGHTH

         The purpose of the addition of Article EIGHTH to the Company's Certificate of Incorporation is to advance the interests of the Company and its stockholders by protecting the Company from certain takeover attempts and other transactions that have not been negotiated with, and approved by, the Board of Directors. The Board of Directors believes that it is in the best interests of the Company and its stockholders to encourage potential acquirers to negotiate directly with the Board of Directors, and the Board of Directors believes that these fair price provisions will encourage such negotiations and discourage hostile takeover attempts.

         Despite the Board of Directors' belief that these provisions of the Company's Certificate of Incorporation will benefit stockholders, these provisions also may have the effect of discouraging a future takeover attempt that would not be approved by the Board of Directors, but which would offer stockholders a substantial premium over market prices for their shares. As a result, stockholders who may desire to participate in such a transaction may not have an opportunity to do so.

DISSENTERS' RIGHTS

         Pursuant to the Delaware General Corporation Law, the Company's shareholders are not entitled to dissenters' rights of appraisal with respect to the proposed amendment.

PROPOSED AMENDMENT

         Article EIGHTH of the Company's Certificate of Incorporation would be amended and restated as set forth on Appendix C attached to this Proxy Statement.

REQUIRED VOTE

         The adoption of the amendment to the Certificate of Incorporation set forth above requires the affirmative vote of a majority of the shares outstanding and entitled to vote on the record date. If the proposed amendment is approved by the shareholders, it will be effective upon the filing of a Certificate of Amendment as required by the Delaware General Corporation Law.

    THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE FOR APPROVAL OF THE AMENDMENT TO THE CERTIFICATE OF INCORPORATION TO ADD THE "FAIR PRICE" PROVISION.

             SECURITY OWNERSHIP OF DIRECTORS, NOMINEES FOR DIRECTOR,
 MOST HIGHLY COMPENSATED EXECUTIVE OFFICERS AND ALL DIRECTORS AND EXECUTIVE
                              OFFICERS AS A GROUP

         The number and percentage of shares of Common Stock beneficially owned as of March 3, 2003 are listed below for each executive officer and director of the Company. Except as set forth below, the nature of each director's beneficial ownership is sole voting and investment power.

                                             AMOUNT AND NATURE                PERCENT OF
                                          OF BENEFICIAL OWNERSHIP            COMMON STOCK
                                          -----------------------            ------------
        Daryl Becker                               4,000                           *

        Don S. Browning                           15,680(1)                        *

        Gary C. Bruce                              2,500(2)                        *

        Sharon L. Covert                           2,401(3)                        *

        John R. Ernat                             10,874(4)                        *

        Donald E. Grubb                           14,419(5)                        *

        Mark Janko                                 2,500(6)                        *

        Thomas M. Longman                         14,926(7)                        *

        James B. Miller                           24,566(8)                        *

        Ervin I. Pietsch                          10,752(9)                        *

        Stephen W. Samet                          13,321(10)                       *

        Tony J. Sorcic                            48,352(11)                      1.50%

        Craig O. Wesner                           11,643(12)                       *


* Less than 1%

All directors and executive officers (13 persons) of the Company, as a group, beneficially own 177,845 shares of Common Stock, or 5.52% of the outstanding Common Stock.

(1)  Includes 2,167 exercisable stock options.
(2)  Includes 500 exercisable stock options.
(3)  Includes 526 shares held by husband; and 500 exercisable stock options.
(4)  Includes 1,167 exercisable stock options.
(5) Includes 1,237 shares held by his wife; and 1,167 exercisable stock options.
(6)  Includes 500 exercisable stock options.
(7) Includes 1,550 shares held by his wife; and 1,167 exercisable stock options.
(8) Includes 8,275 shares held by his wife; and 3,767 exercisable stock options.
(9)  Includes 2,167 exercisable stock options.
(10) Includes 364 shares held by his wife; 201 shares held by his son; and 2,167 exercisable stock options.
(11) Includes 2,396 shares held by his wife; 1,109 shares held by his sons; and 24,001 exercisable stock options.
(12) Includes 1,167 exercisable stock options.

BOARD OF DIRECTORS' MEETINGS AND COMMITTEES

        The Board of Directors held 5 meetings during 2002. The Board of Directors has an Executive Committee and an Audit Committee and the Board as a whole operates as a committee to nominate directors. Each director of the Company attended at least 75% of the meetings of the Board of Directors and the Committees on which he or she served, except Stephen W. Samet who attended 63%.

         The Executive Committee is authorized, to the extent permitted by law, to act on behalf of the Board of Directors of the Company in the interim between meetings of the Board. Directors Don S. Browning, Tony J. Sorcic and Stephen W. Samet are members of the Executive Committee. The Committee met 3 times in 2002.

        The Audit Committee has the responsibility for reviewing the scope of internal and external audit procedures, reviewing the results of internal and external audits conducted with respect to the Company and Citizens Bank, and periodically reporting such results to the Board of Directors. Directors Daryl Becker, Don S. Browning, and Stephen W. Samet are members of the Audit Committee. The Committee met 10 times during 2002.

        The Board of Directors of Citizens Bank held 24 meetings during 2002. The Board of Directors of Citizens Bank has Auditing & Accounting, Trust Auditing & Accounting, Loan, Trust & Farm Management, Marketing & Sales Management, CRA & Compliance, Personnel Policy & Salary, Executive, and Funds Management Committees. The Committees collectively held a total of 49 meetings during 2002. Each director of the Company attended at least 75% of the meetings of the Board of Directors and the Committees on which he served.

COMPENSATION OF DIRECTORS

        Each director of the Company who is not also an employee of the Company or an employee or director of Citizens Bank received a $250 fee for each Board meeting attended and a $2,000 retainer. Each director of the Company who is also a director of Citizens Bank and who is not an employee of the Company or Citizens Bank received a $100 fee for each Board meeting of the Company attended in 2002. Each director of the Company, other than Ms. Covert and Messrs. Ernat, Janko, and Pietsch, is also a director of Citizens Bank. In addition, in 2002, each non-employee director of the Company was awarded a grant of 2,000 stock options under the Princeton National Bancorp, Inc. Stock Option Plan. The options vest over three years at a rate of one-third per year, have an exercise price of $21.15 and expire on December 31, 2012.

        During 2002, each director of Citizens Bank who is not also an employee was paid a retainer ($12,750 per annum) plus a fee for each Board and committee meeting attended. Each director of Citizens Bank who is not also an employee, other than the Chairman of the Board, received a $50 fee for each Citizens Bank Board meeting and committee meeting attended in 2002. The Chairman of the Board of Citizens Bank received a $100 fee for each meeting of the Board attended in 2002.

                             EXECUTIVE COMPENSATION
SUMMARY

        The following table summarizes compensation for services to the Company and Citizens Bank for the years ended December 31, 2002, 2001, and 2000 paid to, or earned by, the Chief Executive Officer of the Company and the other executive officers of the Company whose salary and bonus exceeded $100,000 for the year ended December 31, 2002.

                           SUMMARY COMPENSATION TABLE

             Name and
             Principal                         Annual                        Long-Term
             Position           Year        Compensation                    Compensation
       ----------------------------------------------------------------------------------------------------------
                                                                                                  All Other
                                             Salary($)        Bonus($)          Awards          Compensation($)(1)
       ----------------------------------------------------------------------------------------------------------
                                                                             Securities
                                                                             Underlying
                                                                             Options (#)
       ----------------------------------------------------------------------------------------------------------
                                 2002         241,496         72,462            20,000              15,892
       ----------------------------------------------------------------------------------------------------------
       Tony J. Sorcic            2001         230,000         39,100            16,000              12,675
       President and Chief       2000         211,172         31,676            16,000              21,227
       Executive Officer
       ----------------------------------------------------------------------------------------------------------
       James B. Miller           2002         138,018         35,696             4,000              12,238
       Executive Vice            2001         127,828         23,923             3,000              10,515
       President                 2000         121,638         18,673             2,200              15,500
       ----------------------------------------------------------------------------------------------------------
       Robert L. Schneider       2002           93,288          9,894            2,000               8,002
       Senior Vice
       President & Trust
       Officer (2)
       ==========================================================================================================

(1) The compensation reported represents Company matching contributions to the Company 401(k) Plan and Company contributions to the Profit Sharing Plan.

(2) Information on the years prior to 2002 is not required to be included.

         The following tables present information about stock options granted to executive officers in 2002 and information about options held by such officers as of December 31, 2002.

                                                    INDIVIDUAL GRANTS (1)
----------------------------------------------------------------------------------------------------------------------
                                             % OF TOTAL
        NAME              NUMBER OF           OPTIONS                                EXERCISE
                           OPTIONS           GRANTED TO           FMV AT              PRICE            EXPIRATION
                         GRANTED (2)         EMPLOYEES          GRANT DATE         (PER SHARE)            DATE
                         -----------         ---------          ----------         -----------            ----
Tony J. Sorcic             20,000              27.10%             $21.15              $21.15            12/31/12
James B. Miller             4,000               5.40%             $21.15              $21.15            12/31/12
Robert L. Schneider         2,000               2.71%             $21.15              $21.15            12/31/12



                                            POTENTIAL REALIZABLE VALUE AT ASSUMED
                                          ANNUAL RATES OF STOCK PRICE APPRECIATION
                                               FOR OPTION TERM (10 YEARS) (3)
----------------------------------------------------------------------------------------------------------------------
                                            5%                                        10%
                                                   AGGREGATE
                         POTENTIAL PRICE           POTENTIAL         POTENTIAL PRICE           AGGREGATE
                           PER SHARE AT            REALIZABLE          PER SHARE AT       POTENTIAL REALIZABLE
                            EXPIRATION               VALUE              EXPIRATION               VALUE
                            ----------               -----              ----------               -----
Tony J. Sorcic                $34.45                $266,000              $54.86                $674,200
James B. Miller               $34.45                $ 53,200              $54.86                $134,840
Robert L. Schneider           $34.45                $ 26,600              $54.86                $ 67,420




(1) Options become exercisable over three years at the rate of one-third per year, commencing one year after the date of grant, subject to acceleration in the event of a change in control of the Company.
(2) Options were granted pursuant to a Stock Option Agreement between the Company and Messrs. Sorcic and Miller. For more information, see "Compensation Committee Report".
(3) Potential realizable value is presented net of the option exercise price, but before any federal or state income taxes associated with exercise. These amounts reflect certain assumed rates of appreciation set forth in the Securities and Exchange Commission's executive compensation disclosure rules. Actual gains, if any, on stock option exercises depend on future performance of the Common Stock and overall market conditions.


                 OPTION EXERCISES AND FISCAL YEAR-END VALUES FOR THE YEAR ENDED DECEMBER 31, 2002
----------------------------------------------------------------------------------------------------------------------

                                                                                        VALUE OF UNEXERCISED
                                                         NUMBER OF UNEXERCISED              IN-THE-MONEY
                        SHARES          VALUE               OPTIONS AT                       OPTIONS AT
                     ACQUIRED ON      REALIZED               FY-END (#)                       FY-END ($)
     NAME            EXERCISE (#)      ( $ )         EXERCISABLE/UNEXERCISABLE       EXERCISABLE/UNEXERCISABLE1
     -----           ------------     --------       -------------------------       --------------------------

Tony J. Sorcic           6,000          $19,860             24,001/35,999                 $204,273/$101,807
James B. Miller            0               0                 3,767/6,733                   $28,399/$16,631
Robert L. Schneider        0               0                 2,634/3,466                    $19,954/$8,950

(1) The closing price of the Common Stock on December 31, 2002 was $21.15.

EMPLOYMENT AGREEMENTS

         Mr. Sorcic has an employment agreement with the Company, effective October 23, 2000, which provides for his full-time employment in his present capacity at a base compensation of $211,172 per year, or such increased amount as the Board of Directors of Citizens Bank may determine, plus fringe and health and welfare benefits. His term of employment is continuously extended so as to have a remaining term of two years, unless terminated sooner as a result of good cause or for good reason (each as defined in the Agreement).

         Upon certain changes in control of the Company or Citizens Bank, Mr. Sorcic would be entitled to receive a lump sum payment equal to the greater of his monthly salary times twenty-four or the balance of the term under the Agreement (the "Severance Period"). Mr. Sorcic also would be entitled to receive all benefits accrued under any incentive and retirement plan of the Company and, during the Severance Period, he and his dependents would continue to be covered by all welfare plans of the Company.

         Mr. Miller has an employment agreement with the Company, effective January 8, 2003, which provides for his full-time employment in his present capacity at a base compensation of $139,984 per year, or such increased amount as the Board of Directors of Citizens Bank may determine, plus fringe and health and welfare benefits. His term of employment is continuously extended so as to have a remaining term of eighteen months, unless terminated sooner as a result of good cause or for good reason (each as defined in the Agreement).

         Upon certain changes in control of the Company or Citizens Bank, Mr. Miller would be entitled to receive a lump sum payment equal to the greater of his monthly salary times eighteen or the balance of the term under the agreement (the "Severance Period"). Mr. Miller also would be entitled to receive all benefits accrued under any incentive and retirement plan of the Company and, during the Severance Period, he and his dependents would continue to be covered by all welfare plans of the Company.

COMPENSATION COMMITTEE REPORT

         The Company does not have a Compensation Committee of the Board of Directors. During 2002, the Board of Directors established the compensation procedures and policies and determined the compensation of the President and Chief Executive Officer of the Company. The Chief Executive Officer of the Company is also the President of Citizens Bank and, as a result, he receives compensation only from Citizens Bank for services to the Company and Citizens Bank. During 2002, the Directors' Personnel Policy and Salary Committee of Citizens Bank (the "Committee") established the compensation procedures and policies for Citizens Bank and determined the compensation of all of the executive officers of Citizens Bank. Messrs. Daryl Becker, Stephen W. Samet, Craig O. Wesner and Tony J. Sorcic were members of the Committee during 2002. All decisions by the Committee are reviewed and approved by the Board of Directors of Citizens Bank.

         The compensation philosophy and objectives of the Company and Citizens Bank include attracting and retaining the best possible executive talent, motivating executive officers to achieve the performance objectives of the Company and Citizens Bank, rewarding individual performance and contributions, and linking executive and shareholder interests.

         Annual executive compensation consists of two components: base salary and incentive, each of which is intended to complement the other and, taken together, to satisfy the compensation objectives of the Company and Citizens Bank. The Committee annually considers the job performance of the officers and the average salaries as published by the Illinois Bankers Association and the Bank Administrative Institute of all of those persons holding comparable positions at comparably-sized bank holding companies and banks, as the case may be, in determining each officer's base salary. The base salaries of the officers are targeted at the average base salary levels of the 75th percentile of the comparative compensation group. The banks included in the Illinois Bankers Association and Bank Administrative Institute publications are not the same as the banks quoted in The Nasdaq Stock Market.

         Variable compensation is awarded to the President and Chief Executive Officer of the Company and the executive officers of Citizens Bank, based upon the performance of the Company and achievement of key measures established and approved by the Directors' Personnel Policy & Salary Committee. The achievements accomplished determine the percentage to be paid as an incentive. As a result of the President and Chief Executive Officers' performance in generating fee income, controlling expenses and identifying opportunities for additional deposit and loan growth, the Company surpassed the goals established for net income, non-interest income as a percentage of average assets, and the efficiency ratio. The Committee determined Mr. Sorcic achieved all of the above described criteria and was entitled to a bonus of $72,462.

         The long-term incentive utilized is the Princeton National Bancorp, Inc. Stock Option Plan. Eligible participants include all directors and employees of the Company, including the Chief Executive Officer and all executive officers of the Company. The Plan was approved by the shareholders of the Company in 1998. With respect to options granted in 1999 through 2002, each option period is for ten (10) years and granted options become vested over a three-year period. The number of shares covered by unexercised options held by the executive officers are shown in the table above titled "Option Exercises and Fiscal Year-End Values for the Year Ended December 31, 2002". In the opinion of the Committee and the Board of Directors, the Plan promotes the alignment of Management and shareholder interests and will result in executive officers of the Company being sufficient shareholders to encourage long-term performance and Company growth.

         This report is submitted on behalf of the Board of Directors of the
Company: Daryl Becker, Don S. Browning, Gary C. Bruce, Sharon L. Covert, John R. Ernat, Donald E. Grubb, Mark Janko, Thomas M. Longman, James B. Miller, Ervin I. Pietsch, Stephen W. Samet, Tony J. Sorcic and Craig O. Wesner.

COMMON STOCK PRICE PERFORMANCE GRAPH

         The following Common Stock price performance graph compares the monthly change in the Company's cumulative total shareholder returns on its Common Stock, assuming the Common Stock was purchased on December 31, 1997 and sold on December 31, 2002, with the cumulative total return of stocks included in the S & P 500, and the SNL Midwest Bank Stock Index for the same period. The amounts shown assume the reinvestment of dividends.

[LINE GRAPH]


                                                                     PERIOD ENDING
                                           ----------------------------------------------------------------
INDEX                                      12/31/97    12/31/98   12/31/99   12/31/00   12/31/01   12/31/02
-----------------------------------------------------------------------------------------------------------
Princeton National Bancorp, Inc.             100.00       94.27      65.60      73.10     103.40     140.93
S&P 500                                      100.00      128.55     155.60     141.42     124.63      96.95
SNL Midwest Bank Index                       100.00      106.37      83.57     101.20     103.43      99.77


SNL Financial LC
(C) 2003

         The Company's Common Stock began trading on The Nasdaq Stock Market under the symbol PNBC on May 8, 1992. On December 31, 2002 and March 3, 2003, the Record Date, the bid prices for the Common Stock as quoted on Nasdaq Online were $21.15 and $22.00, respectively.

AUDIT COMMITTEE REPORT

         The Company's Audit Committee is comprised of three directors (Messrs. Becker, Browning, and Samet). Each of the members of the Audit Committee is independent under the definition contained in Rule 4200(a)(15) of the NASD's listing standards. The Board of Directors has adopted a written charter for the Audit Committee, a copy of which was included as an appendix to the Company's 2001 Proxy Statement.

         In connection with the audited consolidated financial statements contained in the Company's 2002 Annual Report on Form 10-K for the fiscal year ended December 31, 2002, the Audit Committee reviewed and discussed the audited financial statements with Management and KPMG LLP. The Audit Committee discussed with KPMG LLP the matters required to be discussed by the Statement on Accounting Standards No. 61 (SAS 61) (Codification of Statements on Auditing Standards, AU Section 380). The Audit Committee has also received written disclosures from KPMG LLP required by Independence Standards Board Standard No. 1 (Independence Discussions with Audit Committees) and has discussed with them their independence.

         Based on the review and discussions, the Audit Committee recommended to the Board of Directors that the audited consolidated financial statements be included in the Company's Annual Report on Form 10-K for the fiscal year ended December 31, 2002.


         THE AUDIT COMMITTEE
            Don S. Browning                          Daryl Becker                        Stephen W. Samet

         AUDIT FEES (excluding audit related services). KPMG LLP has billed a total amount of $98,200 for professional services rendered for the audit of the Company's annual financial statements as of December 31, 2002, and the reviews of the financial statements included in the Company's Forms 10-Q for the 2002 fiscal year.

         ALL OTHER FEES. KPMG LLP has billed a total amount of $26,600 for other audit-related services consisting primarily of issuance of the audit report of the Company's benefit plan and issuance of other reports required by regulatory agencies.


         The Audit Committee of the Board of Directors of the Company considers that the provision of the services referenced above to the Company is compatible with maintaining independence of KPMG LLP.

CERTAIN TRANSACTIONS

         Several of the Company's directors and their affiliates, including corporations and firms of which they are officers or in which they or members of their families have an ownership interest, are customers of Citizens Bank. These persons, corporations and firms have had transactions in the ordinary course of business with Citizens Bank, including borrowings of material amounts, all of which, in the opinion of Management, were on substantially the same terms, including interest rates and collateral, as those prevailing at the time for comparable transactions with unaffiliated persons and did not involve more than the normal risk of collectibility or present other unfavorable features. It is the policy of Citizens Bank not to extend credit to executive officers thereof.

SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

         Based solely upon its review of Forms 3, 4 and 5 and any amendment thereto furnished to the Company pursuant to Rule 16a-3(e) of the Securities Exchange Act of 1934, as amended, and written representations from the directors and executive officers that no other reports were required, the Company is not aware of any director, officer or beneficial holder of 10% of its Common Stock that failed to file any such reports on a timely basis during 2002.

                 SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS

         As of March 3, 2003, the only persons or groups who are known to the Company to be the beneficial owners of more than 5% of the Common Stock were:

===================================================================================================================
                                                             AMOUNT AND NATURE OF
NAME AND ADDRESS OF BENEFICIAL OWNER                         BENEFICIAL OWNERSHIP            PERCENT OF CLASS
-------------------------------------------------------------------------------------------------------------------
Wellington Management Company, LLP

75 State Street

Boston, MA  02109                                                       168,900(1)                       5.21%

-------------------------------------------------------------------------------------------------------------------
James H. Wilson, M.D.

910 Sherwood Glen

Princeton, IL 61356                                                     270,400(2)                       8.34%
-------------------------------------------------------------------------------------------------------------------

(1) Based on Schedule 13G/A filed on February 12, 2003.
(2) Based on Schedule 13D/A filed on September 17, 2002.


2004 ANNUAL MEETING


         Any shareholder who intends to present a proposal (a "Proponent") at the 2004 Annual Meeting of Shareholders must submit the proposal in writing to the Company on or before November 19, 2003, in order for the proposal to be eligible for inclusion in the Company's proxy statement and form of proxy for that meeting. In addition, pursuant to Rule 14a-4 of Regulation 14A under the Securities Exchange Act of 1934 and the Company's Bylaws, a shareholder must follow certain procedures to nominate persons for Director or to introduce an item of business at an Annual Meeting of Shareholders. The nomination or proposed item must be delivered to, or mailed to, and received no later than the close of business on the 120th day, nor earlier than the close of business on the 150th day, prior to the anniversary of the mailing date of the proxy statement for the preceding year's annual meeting. The Chairman of the meeting may refuse to allow the transaction of any business not presented beforehand, or to acknowledge the nomination of any person not made in compliance with the following procedures.

PROPOSED ITEM OF BUSINESS

         If the notice is regarding a proposed item of business, such shareholder's notice to the Secretary of the Company must contain the following information:

         As to any business the shareholder proposes to bring before the annual meeting,

           -        a brief description of the business desired to be brought;
           - the reasons for conducting such business at the annual meeting;
           -        any material interest of the shareholder in such business;
                    and the beneficial owner, if any,
                    on whose behalf the proposal is made;
           - the name and address of both the shareholder and the beneficial owner; and
           - the class and number of shares of the Company's capital stock that are owned beneficially and of record by the shareholder and the beneficial owner.

NOMINATION OF DIRECTOR


         If the notice is regarding the nomination of a person for Director, such shareholder's notice to the Secretary of the Company must contain the following information:

         As to each person whom the shareholder proposes to nominate for election as a Director,

         -          name, age, business address and residential address;
         -          principal occupation or employment;
         - class and number of shares of Company stock beneficially owned on the date of the notice; and
         - any other information relating to the nominee that would be required to be disclosed on Schedule 13D under the Securities and Exchange Act of 1934.

         As to the shareholder giving the notice,

         - name and address of shareholder, and name, business and residential address of any other beneficial shareholders known by the shareholder to support the nominee; and
         - class and number of shares of Company stock owned by the shareholder on the date of the notice, and the number of shares beneficially owned by other record or beneficial shareholders known by the shareholder to be supporting the nominee.

OTHER MATTERS


         Management of the Company does not intend to present any other matters for action at the annual meeting, and the Management has not been informed that other persons intend to present any other matters for action at the meeting. However, if any other matters should properly come before the meeting, the persons named in the accompanying proxy intend to vote thereon, pursuant to the proxy, in accordance with the recommendation of the Management of the Company.


                                  By Order of the Board of Directors,



                                  Lou Ann Birkey
                                  Vice President - Investor Relations
                                  and  Corporate Secretary


March 18, 2003

                                                                      APPENDIX A



                         PRINCETON NATIONAL BANCORP, INC
                             2003 STOCK OPTION PLAN


         1. PURPOSE; EFFECTIVENESS OF THE PLAN

                  (a) The purpose of this Plan is to advance the interests of the Company and its stockholders by helping the Company and its Subsidiaries attract and retain the services of employees, officers and directors, upon whose judgment, initiative and efforts the Company is substantially dependent, and to provide those persons with further incentives to advance the interests of the Company. The Plan is also established with the objective of encouraging Stock ownership by such employees, officers and directors and aligning their interests with those of stockholders.


                  (b) This Plan will become effective on the date of its adoption by the Board, provided the Plan is approved by the stockholders of the Company (excluding holders of shares of Option Stock issued by the Company under this Plan) within twelve months after that date. If the Plan is not approved by the stockholders of the Company, any Options granted under this Plan will be rescinded and void. This Plan will remain in effect until it is terminated by the Board under Section 10 hereof, except that no Incentive Stock Option will be granted after the tenth anniversary of the date of this Plan's adoption by the Board.

         2. DEFINITIONS. Unless the context otherwise requires, the following defined terms (together with other capitalized terms defined elsewhere in this Plan) will govern the construction of this Plan, and of any Stock Option Agreements entered into pursuant to this Plan:


                  (a) "10% Stockholder" means a person who owns, either directly or indirectly by virtue of the ownership attribution provisions set forth in
Section 424(d) of the Code at the time he or she is granted an Option, Stock possessing more than ten percent (10%) of the total combined voting power or value of all classes of Stock of the Company and/or of its Subsidiaries.

                  (b) "1934 Act" means the federal Securities Exchange Act of 1934, as amended.


                  (c) "Board" means the Board of Directors of the Company.


                  (d) A "Change in Control" of the Company shall have occurred:

                           (i) on the scheduled expiration date of a tender offer by, or exchange offer by any corporation, person, other entity or group (other than the Company, any of its wholly owned Subsidiaries or a qualified retirement plan of the Company or one of its Subsidiaries), to acquire Voting Stock of the Company if:

                                (1) after giving effect to such offer such corporation, person, other entity or



                                    PAGE A-1
                                            group would own 25% or more of the
                                            Voting Stock of the Company;

                                    (2)     there shall have been filed
                                            documents with the Securities and
                                            Exchange Commission in connection
                                            therewith (or, if no such filing is
                                            required, public evidence that the
                                            offer has already commenced); and

                                    (3)     such corporation, person, other
                                            entity or group has secured all
                                            required regulatory approvals to own
                                            or control 25% or more of the Voting
                                            Stock of the Company;

                           (ii) if the shareholders of the Company approve a definitive agreement to merge or consolidate the Company with or into another corporation in a transaction in which neither the Company nor any of its wholly owned Subsidiaries will be the surviving corporation, or to sell or otherwise dispose of all or substantially all of the Company's assets to any corporation, person, other entity or group (other than the Company, any of its wholly owned Subsidiaries or a qualified retirement plan of the Company or one of its Subsidiaries), and such definitive agreement is consummated;

                           (iii) if any corporation, person, other entity or group (other than the Company or any of its wholly owned Subsidiaries) becomes the Beneficial Owner (as defined in the Company's articles of incorporation) of Stock representing 25% or more of the Voting Stock of the Company; or

                           (iv) if during any period of two consecutive years Continuing Directors cease to comprise a majority of the Company's Board of Directors.

                  (e) "Code" means the Internal Revenue Code of 1986, as amended (references herein to Sections of the Code are intended to refer to Sections of the Code as enacted at the time of this Plan's adoption by the Board and as subsequently amended, or to any substantially similar successor provisions of the Code resulting from recodification, renumbering or otherwise).

                  (f) "Committee" means the Directors Personnel, Policy and Salary Committee of the Board of Directors of Citizens First National Bank; except that where there is no Directors Personnel, Policy and Salary Committee, the term "Committee" shall refer to any committee of Non-Employee Directors of the Board designated by the Board.

                  (g) "Company" means the Princeton National Bancorp, Inc., an Illinois corporation and its successor or successors.

                  (h) "Continuing Director" means:

                           (i) any member of the Board of Directors of the Company at the beginning of any period of two consecutive years; and

                           (ii) any person who subsequently becomes a member of
                                the Board of Directors of the Company; if


                                    PAGE A-2

                           (iii) such person's nomination for election or election to the Board of Directors of the Company is recommended or approved by resolution of a majority of the Continuing Directors; or

                           (iv) such person is included as a nominee in a proxy statement of the Company distributed when a majority of the Board of Directors of the Company consists of Continuing Directors.

                  (i) "Disability" has the same meaning as "permanent and total disability," as defined in Section 22(e)(3) of the Code.

                  (j) "Disqualifying Disposition" means a disposition, as defined in Section 424(c)(1) of the Code, of Option Stock acquired pursuant to an ISO, which occurs either:

                           (i) within two years after the underlying Option is granted; or

                           (ii) within one year after the underlying Option is exercised.

                           Under Section 424(c)(1) of the Code, the term "disposition" includes a sale, exchange, gift, or a transfer of legal title, but does not include (A) a transfer from a decedent to an estate or a transfer by bequest or inheritance, (B) an exchange to which
                           Section 354, 355, 356, or 1036 (or so much of Section 1031 as relates to Section 1036) applies, or (C) a mere pledge or hypothecation.

                  (k) "Eligible Participants" means persons who, at a particular time, are employees, officers or directors of the Company or its Subsidiaries. With respect to ISOs only, this definition does not include persons who have been on leave of absence for greater than 90 days, unless re-employment is guaranteed by law or contract.

                  (l) "Fair Market Value" means, with respect to Option Stock and as of the date in question, the market price per share of such Stock determined by the Committee, consistent with the requirements of Section 422 of the Code and to the extent consistent therewith:

                           (i) if the Stock was traded on a national stock exchange as of the date in question, then the Fair Market Value will be equal to the average of the high and low prices reported by the applicable composite transactions report for such date or, if no trading occurred on the applicable exchange for that date, for the latest trading date prior to such date.

                           (ii) if the Stock was traded on any other established market as of the date in question, then the Fair Market Value will be equal to the average of the high and low prices reported for such date or, if no trading occurred on the applicable exchange for that date, for the latest trading date prior to such date; or

                           (iii) if neither of the foregoing provisions is applicable, then the Fair Market Value will be determined by the Committee on good faith on such basis as it deems appropriate.

                  (m) "ISO" or "Incentive Stock Option" means an Option, which is subject to certain holding



                                    PAGE A-3
requirements and tax benefits, and which qualifies as an "incentive stock option," as defined in Section 422 of the Code.

                  (n) "Non-Employee Director" means a director who:

                           (i) is not currently an officer of the Company or its Subsidiaries, or otherwise currently employed by the Company or its Subsidiaries;

                           (ii) does not receive compensation, either directly or indirectly, from the Company or its Subsidiaries, for services rendered as a consultant or in any capacity other than as a director, except for an amount that does not exceed the dollar amount for which disclosure would be required in the Company's proxy statement;

                           (iii) does not possess an interest in any other transaction for which disclosure would be required in the Company's proxy statement; and

                           (iv) is not engaged in a business relationship for which disclosure would be required in the Company's proxy statement.

                  (o) "NSO" means any Option granted under this Plan whether designated by the Committee as a "non-qualified stock option," a "non-statutory stock option" or otherwise, other than an Option designated by the Committee as an ISO. The term "NSO" also includes any Option designated by the Committee as an ISO but which, for any reason, fails to qualify as an ISO pursuant to Section 422 of the Code and the rules and regulations thereunder.

                  (p) "Option" means a right granted pursuant to this Plan entitling the Optionee to acquire shares of Stock issued by the Company.

                  (q) "Option Agreement" means an agreement between the Company and an Eligible Participant to evidence the terms and conditions of the issuance of Options hereunder.

                  (r) "Option Price" with respect to any particular Option means the exercise price at which the Optionee may acquire each share of the Option Stock called for under such Option.

                  (s) "Option Stock" means Stock issued or issuable by the Company pursuant to the valid exercise of an Option.

                  (t) "Optionee" means an Eligible Participant to whom an Option is granted hereunder, and any transferee of such Option received pursuant to a Transfer authorized under this Plan.

                  (u) "Plan" means this Princeton National Bancorp, Inc., Stock Option Plan, as the Plan may be amended from time-to-time.

                  (v) "Retirement" means (i) in the case of an employee or officer, termination of employment with the Company or a Subsidiary on or after the date on which the employee would be able to commence receiving a monthly benefit from the Citizens First National Bank 401k and Profit Sharing Plan; and
(ii) in the case of a director, the termination of service as a director after the attainment of age 70 1/2.


                                    PAGE A-4

                  (w) "Stock" means shares of the Company's common stock.

                  (x) "Subsidiary" has the same meaning as "Subsidiary Corporation" as defined in Section 424(f) of the Code.

                  (y) "Transfer," with respect to Option Stock, includes, without limitation, a voluntary or involuntary sale, assignment, transfer, conveyance, pledge, hypothecation, encumbrance, disposal, loan, gift, attachment or levy of such Stock, including without limitation an assignment for the benefit of creditors of the Optionee, a transfer by operation of law, such as a transfer by will or under the laws of descent and distribution, an execution of judgment against the Option Stock or the acquisition of record or beneficial ownership thereof by a lender or creditor, a transfer pursuant to any decree of divorce, dissolution or separate maintenance, any property settlement, any separation agreement or any other agreement with a spouse (except for estate planning purposes) under which a part or all of the shares of Option Stock are transferred or awarded to the spouse of the Optionee or are required to be sold, or a transfer resulting from the filing by the Optionee of a petition for relief, or the filing of an involuntary petition against such Optionee, under the bankruptcy laws of the United States or of any other nation.

                  (z) "Voting Stock" shall mean those shares of the Company Stock entitled to vote generally in the election of directors.

         3. ELIGIBILITY. Options may be granted under this Plan only to persons who are Eligible Participants as of the time of such grant.

         4. ADMINISTRATION

                  (a) Administration by the Committee. Except where the Committee is comprised solely of Non-Employee Directors, with respect to persons subject to the short-swing profit liability provisions of Section 16 of the 1934 Act, the Board of Directors will administer this Plan. In all other cases, the Committee will administer this Plan, but may delegate such powers or duties to employees of the Company or its Subsidiaries, as it deems appropriate.

                  (b) Authority and Discretion of Committee. The Committee will have full and final authority in its discretion, at any time subject only to the express terms, conditions and other provisions of the Company's articles of incorporation, bylaws and this Plan, and the specific limitations on such discretion set forth herein:

                           (i) to select and approve the persons to whom Options will be granted under this Plan from among the Eligible Participants, including the number of Options and the amount of Option Stock available for purchase under such Options so granted to each person;

                           (ii) to determine the period or periods of time during which Options may be exercised or become exercisable, the Option Price and the duration of such Options, the date on which Options are granted, and other matters to be determined by the Committee in connection with specific Option grants and Option Agreements as specified under this Plan; and

                           (iii) to interpret this Plan, to prescribe, amend and rescind rules and regulations relating to this Plan, and to make all other determinations necessary or advisable for the operation and administration of this Plan.

                                    PAGE A-5

                  (c) Designation of Options. Except as otherwise provided herein, the Committee will designate any Option granted hereunder either as an ISO or as an NSO. To the extent that the Fair Market Value of Stock, determined at the time the Option is granted, with respect to which all ISOs are exercisable for the first time by any individual during any calendar year (pursuant to this Plan and all other plans of the Company and/or its Subsidiaries) exceeds $100,000, such Option will be treated as an NSO.

                  (d) Option Agreements. Options will be deemed granted hereunder only upon the execution and delivery of an Option Agreement by the Optionee and a duly authorized officer of the Company. Options will not be deemed granted hereunder merely upon the authorization of such grant by the Committee.

         5. SHARES RESERVED FOR OPTIONS. Subject to Sections 7 and 10 of this Plan, the aggregate number of shares of Option Stock that may be issued and outstanding pursuant to the exercise of Options under this Plan (the "Option Pool") will not exceed 300,000 shares. The maximum number of shares of Option Stock which may be subject to one or more awards to a single Eligible Participant shall not exceed 300,000 shares in the aggregate. Shares of Option Stock withheld as payment of an Option Price as described in subsection 6(e) by the Company may be added back into the Option Pool and reissued. Shares of Option Stock that would have been issuable pursuant to Options, but that are no longer issuable because all or part of those Options have terminated or expired may also be added back into the Option Pool to be available for issuance.

         6. TERMS OF STOCK OPTION AGREEMENTS. Each Option granted pursuant to this Plan will be evidenced by an Option Agreement between the Company and the Eligible Participant to whom such Option is granted, in form and substance satisfactory to the Committee in its sole discretion, consistent with this Plan. Without limiting the foregoing, the following terms and conditions will be considered a part of each Option Agreement (unless otherwise stated therein):

                  (a) Covenants of Optionee. Nothing contained in this Plan, any Option Agreement or in any other agreement executed in connection with the granting of an Option under this Plan will confer upon any Optionee any right with respect to the continuation of his or her status as an employee, officer or director of the Company or its Subsidiaries.

                  (b) Option Vesting Periods. Except as otherwise provided herein, each Option Agreement will specify the period or periods of time within which each Option or portion thereof will first become exercisable (the "Option Vesting Period"). Such Option Vesting Periods will be determined by the Committee in its discretion, and may be accelerated or shortened by the Committee in its discretion.

                  (c) Exercise of the Option.

                           (i) Mechanics and Notice. Options may be exercised to the extent exercisable by giving written notice to the Company specifying the number of Options to be exercised, the date of the grant of the Option or Options to be exercised, the Option Price, the desired effective date of the exercise, the number of full shares of Option Stock to be retained by the Optionee after exercise, and the method of payment. Options shall not be exercisable if and to the extent the Company determines that such exercise would violate applicable state or Federal securities laws or the rules and regulations of any securities exchange on which the Stock is traded. If the Company makes such a determination, it shall use all reasonable efforts to obtain compliance with such laws, rules and regulations. Once written notice complying with the requirements of this subsection is received, the




                                    PAGE A-6

                                    Committee or its designee shall promptly notify the Optionee of the amount of the Option Price and withholding taxes due, if either or both is applicable. Payment of any amounts owing shall be due immediately upon receipt of such notice.

                           (ii) Withholding Taxes. As a condition to the issuance of shares of Option Stock upon exercise of an Option granted under this Plan, the Optionee will pay to the Company in cash, through cashless exercise as described in subsection 6.(e), or in such other form as the Committee may determine in its discretion, the amount of the Company's tax withholding liability, if any, associated with such exercise. The Committee may prescribe a specific method of payment of such withholding, in its discretion. For purposes of this subsection 6.(c)(ii), "tax withholding liability" will mean all federal and state income taxes, social security tax, medicare tax and any other taxes applicable to the income arising from the transaction required by applicable law to be withheld by the Company.

                  (d) Payment of Option Price. Each Option Agreement will specify the Option Price, with respect to the exercise of Option Stock granted thereunder, which may be stated in terms of a fixed dollar amount, a percentage of Fair Market Value at the time of the grant, or such other method as determined by the Committee in its discretion. In no event will the Option Price for an ISO or NSO granted hereunder be less than the Fair Market Value (or, where an ISO Optionee is a 10% Stockholder, one hundred ten percent (110%) of such Fair Market Value) of the Option Stock at the time such ISO or NSO is granted. The Option Price will be payable to the Company in United States dollars in cash or by check or, such other legal consideration as may be approved by the Committee, in its discretion.

                  (e) Cashless Exercise. Optionee may pay all or a portion of the Option Price, and/or the tax withholding liability set forth in subsection 6.(c)(ii) above, if applicable, with respect to the exercise of an Option by (i) surrendering shares of Stock already owned by such Optionee; (ii) withholding of shares of Option Stock provided that, in the case of withholding shares of Option Stock to pay for the all or a portion of the Option Price, the Optionee attests to ownership of shares of Stock in a form acceptable to the Committee which shall include a statement that, at the time of exercise, the shares have been owned by the Optionee for a period of 6 months (or such other period that the Committee determines appropriate); or (iii) irrevocably authorizing a third party to sell shares of Stock (or a sufficient portion of the shares) acquired upon exercise of the Option and remit to the Company a sufficient portion of the sale proceeds to pay the entire Exercise Price and any tax withholding resulting from such exercise. To the extent Option Stock is withheld for tax withholding purposes, the applicable percentage of tax withholding liability shall be the percentage equal to the employer's minimum statutory withholding rate (based on minimum statutory withholding rates for federal and state tax purposes, including payroll taxes, that are applicable to the taxable income realized upon exercise of Options). To the extent that Option Stock is withheld pursuant to subparagraphs (i) or (ii) above, the Fair Market Value of surrendered Stock or withheld Option Stock must be equal to the corresponding portion of such Option Price and/or tax withholding liability, as the case may be, to be paid for therewith. To the extent that shares of Option Stock are sold by a third party as payment of all or a portion of the Option Price of an ISO, the sale of such shares will be treated as a Disqualifying Disposition and be subject to Section 421(b) of the Code.

                  (f) Notice of Disqualifying Disposition. In the event of a Disqualifying Disposition, the Optionee will promptly give written notice to the Company of such disposition including information regarding the number of shares involved, the exercise price of the underlying Option through which the shares were acquired and the date of the Disqualifying Disposition.

                  (g) Termination of the Option. Except as otherwise provided herein, each Option Agreement will specify the period of time, to be determined by the Committee in its discretion, during which the Option granted




                                    PAGE A-7
therein will be exercisable, not to exceed ten years from the date of grant (the "Option Period"); provided that the Option Period will not exceed five years from the date of grant in the case of an ISO granted to a 10% Stockholder.

                           (i)      ISOs. To the extent not previously
                                    exercised, each ISO will terminate upon the expiration of the Option Period specified in the Option Agreement; provided, however, that, subject to the discretion of the Committee, each ISO will terminate, if earlier: (a) immediately after the date that the Optionee ceases to be an Eligible Participant for any reason other than death, Disability, or Retirement; (b) three years after the date that the Optionee ceases to be an Eligible Participant by reason of such person's death or Disability; provided, however, that the ISO will convert to an NSO if exercised more than twelve months after death or Disability; or (c) three years after the Optionee ceases to be an Eligible Participant by reason of such person's Retirement; provided, however, that the ISO will convert to an NSO if exercised more than three months after Retirement.

                           (ii)     NSOs. To the extent not previously
                                    exercised, each NSO will terminate upon the expiration of the Option Period specified in the Option Agreement; provided, however, that, subject to the discretion of the Committee, each NSO will terminate, if earlier: (a) immediately after the date that the Optionee ceases to be an Eligible Participant for any reason, other than death, Disability, or Retirement; or (b) three years after the date the Optionee ceases to be an Eligible Participant by reason of such person's death, Disability or Retirement.

                           (iii) Effect of Change in Control. Notwithstanding any other provision of this Plan, each Option will become fully exercisable upon the effective date of a Change in Control of the Company or a liquidation or dissolution of the Company.

                  (h) Transferability of Options. ISOs will be subject to Transfer by the Optionee only by will or the laws of descent and distribution. NSOs will be subject to Transfer by the Optionee only by will or the laws of descent and distribution or, at the discretion of the Committee, by direct gift to or for the benefit of the Optionee's Immediate Family (including, without limitation, to a trust for the benefit of the Optionee's Immediate Family or to a partnership or limited liability company for one or more members of the Optionee's Immediate Family), subject to such limits as the Committee may establish, and the transferee shall remain subject to all the terms and conditions applicable to the Option prior to such transfer. The foregoing right to transfer the Option shall apply to the right to consent to amendments to this Agreement and, in the discretion of the Committee, shall also apply to the right to transfer ancillary rights associated with the Option. The term "Immediate Family" shall mean the Optionee's spouse, parents, children, stepchildren, adoptive relationships, sisters, brothers and grandchildren (and, for this purpose, shall also include the Optionee).

                  (i) Compliance with Law. Notwithstanding any other provision of this Plan, Options may be granted pursuant to this Plan, and Option Stock may be issued pursuant to the exercise thereof by an Optionee, only after there has been compliance with all applicable federal and state tax and securities laws. The right to exercise an Option will be further subject to the requirement that if at any time the Committee determines, in its discretion, that the listing, registration or qualification of the shares of Option Stock called for by any securities exchange or under any state or federal law, or the consent or approval of any governmental regulatory authority, is necessary or desirable as a condition of or in connection with the granting of such Option or the purchase of shares of Option Stock, the Option may not be exercised, in whole or in part, unless and until such listing, registration, qualification, consent or approval is effected or obtained free of any conditions not acceptable to the Committee, in its discretion.


                                    PAGE A-8

                  (j) Stock Certificates. Certificates representing the Option Stock issued pursuant to the exercise of Options will bear all legends required by law and necessary to effectuate this Plan's provisions. The Company may place a "stop transfer" order against shares of the Option Stock until all restrictions and conditions set forth in this Plan and in the legends referred to in this subsection 6.(j) have been complied with.

                  (k) Other Provisions. The Option Agreement may contain such other terms, provisions and conditions, including such special forfeiture conditions, rights of repurchase, rights of first refusal and other restrictions on Transfer of Option Stock issued upon exercise of any Options granted hereunder, not inconsistent with this Plan, as may be determined by the Committee in its sole discretion.

         7. ADJUSTMENTS UPON CHANGES IN STOCK. In the event of any change in the outstanding Stock of the Company as a result of a merger, reorganization, stock split, reverse stock split, stock dividend, recapitalization, combination or reclassification, appropriate proportionate adjustments will be made:

                  (a) in the aggregate number of shares of Option Stock in the Option Pool;

                  (b) in the Option Price and the number of shares of Option Stock that may be purchased pursuant to an outstanding Option granted hereunder;

                  (c) in the exercise price of any rights of repurchase or of first refusal under this Plan; and

                  (d) with respect to other rights and matters determined on a per share basis under this Plan or any associated Option Agreement.

         Any such adjustments will be made only by the Committee, and when so made will be effective, conclusive and binding for all purposes with respect to this Plan and all Options then outstanding. No such adjustments will be required by reason of the issuance or sale by the Company for cash or other consideration of additional shares of its Stock or securities convertible into or exchangeable for shares of its Stock.

         8. PROCEEDS FROM SALE OF OPTION STOCK. Cash proceeds from the sale of shares of Option Stock issued from time to time upon the exercise of Options granted pursuant to this Plan will be added to the general funds of the Company and as such will be used from time to time for general corporate purposes.

         9. MODIFICATION, EXTENSION AND RENEWAL OF OPTIONS. Subject to the terms and conditions and within the limitations of this Plan, the Committee may modify, extend or renew outstanding Options granted under this Plan, but in no event may the Committee change the Option Price as stated in the Option Agreement, if expressed as a fixed dollar amount, or the manner in which the Option Price is to be calculated as stated in the Option Agreement, if expressed as a percentage of Fair Market Value at the time of the grant or otherwise. Notwithstanding the foregoing, no modification of any Option will, without the consent of the holder of the Option, alter or impair any rights or obligations under any Option previously granted under this Plan.

         10. AMENDMENT AND DISCONTINUANCE. The Committee may amend, and the Board may suspend or discontinue, this Plan at any time, provided that:

                  (a) No such action may, without the approval of the stockholders of the Company, increase the maximum total number of shares of Option Stock that may be granted to an individual over the term of this Plan, or materially increase (other than by reason of an adjustment pursuant to Section 7 hereof) the aggregate number of shares of Option Stock in the Option Pool that may be granted pursuant to this Plan;


                                    PAGE A-9

                  (b) No action of the Committee will cause ISOs granted under this Plan not to comply with Section 422 of the Code unless the Committee specifically declares such action to be made for that purpose;

                  (c) No action of the Committee shall alter or impair any Option previously granted under this Plan without the consent of such affected Optionee.

         11. PLAN BINDING UPON SUCCESSORS. This Plan shall be binding upon and inure to the benefit of the Company, its Subsidiaries, and their respective successors and assigns, and Eligible Participants and their respective assigns, personal representatives, heirs, legatees and beneficiaries.

         12. COMPLIANCE WITH RULE 16B-3. With respect to persons subject to
Section 16 of the 1934 Act, transactions under this Plan are intended to be exempt from short-swing profit liability. To the extent that any transaction made pursuant to the Plan may give rise to short-swing profit liability, the Committee may deem such transaction to be null and void, to the extent permitted by law and deemed advisable by the Committee.

         13. NOTICES. Any notice to be given to the Company under the terms of an Option Agreement will be addressed to Princeton National Bancorp, Inc., 606
S. Main Street, Princeton, Illinois 61356, Attention: President, or at such other address as the Company may designate in writing. Any notice to be given to an Optionee will be addressed to the Optionee at the address provided to the Company by the Optionee. Any such notice will be deemed to be given when deposited in the United States mail at a post office or branch post office regularly maintained by the United States Postal Service, with postage fully prepaid, enclosed in a properly sealed envelope, and addressed as required under this Section 13.

         14. GOVERNING LAW. This Plan will be governed by, and construed in accordance with, the laws of the State of Illinois.

         15. COPIES OF PLAN. A copy of this Plan will be delivered to each Optionee at or before the time he or she executes an Option Agreement.


                                     * * *


Date Plan Adopted by Board of Directors:    January 20, 2003

Date Plan Approved by Stockholders:





                                   PAGE A-10

                                                                      APPENDIX B



         RESOLVED, that the Amended and Restated Certificate of Incorporation of the Corporation be amended by deleting in its entirety Article Fourth and substituting in lieu thereof the following:

                  FOURTH: The total number of shares of all classes which the Corporation has authority to issue is 7,100,000, of which 7,000,000 shares shall be common stock, having $5 par value per share (the "Common Stock"), and 100,000 shares shall be preferred stock, having no par value per share (the "Preferred Stock").

                  The designations and the preferences, conversion and other rights, voting powers, restrictions, limitations as to dividends, qualifications, and terms and conditions of redemption of the shares of each class of stock are as follows:

                               The Preferred Stock

                  The Preferred Stock may be issued from time to time by the Board of Directors in one or more series. The description of shares of each series, including without limitation any preferences, conversion and other rights, voting and other rights, restrictions, limitations, qualifications, and terms and conditions of redemption, shall be as set forth in resolutions from time to time hereafter adopted by the Board of Directors and in filings made as required by law from time to time prior to the issuance of such shares.

                  Without limiting the generality of the foregoing, the Board of Directors is expressly vested with authority to fix and determine as to each series:

                  (a)      its distinctive designation,

                  (b)      the number of shares to be issuable,

                  (c) the rate of dividend, and whether (and if so on what terms and conditions) dividends shall be cumulative or shall be payable in preference or in any other relation to the dividends payable on any other class or classes of stock or any other series of the Preferred Stock,

                  (d) whether the shares may be redeemed and, if so, the terms and conditions on which they may be redeemed (including without limitation the dates upon or after which they may be redeemed and the price or prices at which they may be redeemed, which price or prices may be different in different circumstances or at different redemption dates),

                  (e) whether the shares shall be issued with the privilege of conversion and, if so, the terms and conditions of such conversion or exchange (including without limitation the price or prices or the rate or rates of conversion or any terms for adjustment thereof),

                  (f) any limitation or denial of voting rights or grant of special voting rights (it being recited for the avoidance of doubt that the Board of Directors is granted authority to limit or deny voting rights in its resolution establishing any series of the Preferred Stock and that the grant of such authority is to be deemed made under Section 151 of the General Corporation Law of the State of Delaware),


                                    PAGE B-1

                  (g) the amounts payable upon the shares in the event of involuntary or voluntary liquidation, dissolution or winding up of the Corporation, and

                  (h) sinking fund provisions, if any, for the redemption or purchase of the shares (the term "sinking fund" being understood to include any similar fund, however designated).

                  In all other respects the rights and preferences of all of the shares of the Preferred Stock shall be identical.

                                The Common Stock

                  Subject to all of the rights of the Preferred Stock as expressly provided herein, by law or by the Board of Directors pursuant to this Article Fourth of this Certificate of Incorporation, the Common Stock of the Corporation shall possess all such rights and privileges as are afforded to capital stock by applicable law in the absence of any express grant of rights or privileges in this Certificate of Incorporation including without limitation the followings rights and privileges:

                  (a) each outstanding share of the Common Stock shall be entitled to one vote in each matter submitted to a vote at a meeting of stockholders,

                  (b) dividends may be declared and paid or set apart for payment upon the Common Stock out of any assets or funds of the Corporation legally available therefor, and

                  (c) upon the voluntary or involuntary liquidation, dissolution or winding up of the Corporation the assets of the Corporation shall be distributed pro rata to the holders of the Common Stock in accordance with their respective rights and interests.



                                    PAGE B-2

                                                                      APPENDIX C



         FURTHER RESOLVED, that the Amended and Restated Certificate of Incorporation of the Corporation be amended by adding the following as a new Article Eighth and renumbering the existing articles thereafter:

                  EIGHTH:

                  SECTION 1. VOTE REQUIRED FOR CERTAIN BUSINESS COMBINATIONS. Except as otherwise expressly provided in Section 2 of this Article, in addition to any affirmative vote required by law or by any other provision of the Certificate of Incorporation of the Corporation, the affirmative vote of the holders of at least 80% of the outstanding shares of Voting Stock (as defined below) of the Corporation voting together as a single class shall be required for the approval or authorization of any Business Combination (as defined below) of the Corporation with any Related Person (as defined below). For the purpose of this Article:

                  (a) The term "Business Combination" shall mean (i) any merger or consolidation of the Corporation or a Subsidiary (as defined below) of the Corporation with or into a Related Person or of a Related Person with or into the Corporation or a Subsidiary of the Corporation; (ii) any sale, lease, exchange, transfer, or other disposition, including, without limitation, a mortgage or any other hypothecation or transfer as collateral, of all or any Substantial Part (as defined below) of the assets either of the Corporation (including, without limitation, any voting securities of a Subsidiary) or of a Subsidiary of the Corporation to a Related Person; (iii) the issuance of any securities (other than by way of a distribution to stockholders made pro rata to all holders of the class of stock to receive the distribution) of the Corporation or a Subsidiary of the Corporation to a Related Person;
         (iv) the acquisition by the Corporation or a Subsidiary of the Corporation of any securities of a Related Person; (v) any recapitalization that would have the effect, directly or indirectly, of increasing the voting power of a Related Person; (vi) any merger of the Corporation into a Subsidiary of the Corporation; or (vii) any agreement, contract, or other arrangement providing for any of the transactions described in this definition of Business Combination.

                  (b) The term "Continuing Director" shall mean any member of the Board of Directors who is neither Affiliated (as defined below) nor Associated (as defined below) with the Related Person and who was a member of the Board of Directors prior to the time that the Related Person became a Related Person, and any successor of a Continuing Director who is recommended to succeed a Continuing Director by a majority of Continuing Directors then members of the Board of Directors.

                  (c) The term "Related Person" shall mean and include any individual, corporation, partnership, or other person or entity which, together with its Affiliates (as defined below) and Associates (as defined below), Beneficially Owns (as defined below), in the aggregate 10% or more of the outstanding Voting Stock (as defined below) of the Corporation, and any Affiliate or Associate of any such individual, corporation, partnership, or other person or entity.

                  (d) The term "Substantial Part" shall mean more than 80% of the book value of the total consolidated assets of the Corporation as reported in the consolidated financial statements of the Corporation and its Subsidiaries as of the end of its most recent fiscal year ending prior to the time as of which a Substantial Part is to be determined.

                  (e) The term "Voting Stock" shall mean all outstanding shares of capital stock of the Corporation entitled to vote generally in the election of directors of the Corporation and each reference to a



                                    PAGE C-1
         percentage of shares of Voting Stock shall refer to such percentage of the votes entitled to be cast by such shares.

                  (f) The terms "Affiliate" and "Associate" shall have the meanings set forth in Rule 12b-2 under the Securities Exchange Act of 1934, as amended.

                  (g) The term "Beneficially Owns" shall have the meaning set forth in Rule 13d-3 under the Securities Exchange Act of 1934, as amended; provided, however, that, any shares of Voting Stock of the Corporation that any Related Person has the right to acquire pursuant to any agreement, or upon exercise of conversion rights, warrants or options, or otherwise, shall be deemed Beneficially Owned by the Related Person whether immediately exercisable or exercisable within ten years of the date as of which Beneficial Ownership is to be determined.

                  (h) The term "Subsidiary" with respect to the Corporation shall mean any corporation, partnership, limited liability company, business trust or similar entity in which a majority of any class of any equity security is owned directly or indirectly by the Corporation.

                  SECTION 2. WHEN HIGHER VOTE IS NOT REQUIRED. The provisions of
         Section 1 of this Article shall not be applicable to any particular Business Combination and such Business Combination shall require only such affirmative vote as may be required by law or by any other provision of the Certificate of Incorporation of the Corporation, if all of the conditions specified in either of the following paragraphs
         (a) or (b) are met:

                  (a) the Business Combination shall have been approved by a vote of not less than a majority of the Continuing Directors; or

                  (b) all of the following conditions shall have been met:

                                    (i) The aggregate amount of cash and the
                           Fair Market Value (as defined below) as of the date of the consummation of the Business Combination of the consideration, other than cash, to be received per share by holders of Common Stock in such Business Combination shall be at least equal to the highest of the following:

                                            (A) if applicable, the highest price
                                    per share (including any brokerage
                                    commissions, transfer taxes, and soliciting dealers' fees) paid by the Related Person for any shares of Common Stock acquired by it (1) within the two year period immediately prior to the first public announcement of the proposal of the Business Combination (the "Announcement Date") or (2) in the transaction in which it became a Related Person; or

                                            (B) the Fair Market Value per share
                                    of Common Stock on the Announcement Date or on the date on which the Related Person became a Related Person (such latter date is referred to in this Article as the "Determination Date"), whichever is higher; and

                                (ii) The aggregate amount of the cash and the
                           Fair Market Value as of the date of the consummation of the Business Combination of the consideration, other than cash, to be received per share by holders of shares of any class or series of outstanding Voting Stock, other than Common Stock, shall be at least equal to the highest of the following (it being intended that the requirements of this subparagraph
                           (b)(ii) shall be



                                    PAGE C-2
                           required to be met with respect to every class or series of outstanding capital stock of the Corporation other than Common Stock, whether or not the Related Person has previously acquired any shares of such class or series of Voting Stock):

                                            (A) if applicable, the highest per
                                    share price (including any brokerage
                                    commission, transfer taxes, and soliciting dealers' fees) paid by the Related Person for any shares of such class or series of Voting Stock acquired by it (1) within the two year period immediately prior to the Announcement Date or (2) in the transaction in which it became a Related Person, whichever is higher; or

                                            (B) if applicable, the redemption
                                    price of the shares of such class or series, or if such shares have no redemption price, the highest amount per share which such class or series would be entitled to receive upon liquidation of the Corporation on the Announcement Date or the Determination Date, whichever is higher; or

                                            (C) the Fair Market Value per share
                                    of such class or series of Voting Stock on the Announcement Date or on the Determination Date, whichever is higher; and

                                    (iii) the consideration to be received in
                           such Business Combination by holders of each class or series of outstanding Voting Stock (including Common Stock) shall be in cash or in the same form as the Related Person has previously paid for shares of such class or series of Voting Stock; provided, however, that if the Related Person has paid for shares of any class or series of Voting Stock with varying forms of consideration, the form of consideration for such class or series of Voting Stock shall be either cash or the form used to acquire the largest number of shares of such class or series of Voting Stock previously acquired by it; and

                                    (iv) a proxy statement responsive to the
                           requirements of the Securities Exchange Act of 1934, as amended, shall have been mailed to public stockholders of the Corporation for the purpose of soliciting stockholder approval of the Business Combination and shall have contained at the front thereof, in a prominent place, any recommendations as to the advisability (or inadvisability) of the Business Combination that the Continuing Directors, or any of them, may choose to state and, if deemed advisable by a majority of the Continuing Directors, an opinion of a reputable investment banking firm as to the fairness (or not) of the terms of the Business Combination, from the point of view of the remaining public stockholders of the Corporation (such investment banking firm to be selected by a majority of the Continuing Directors and to be paid a reasonable fee for their services by the Corporation upon receipt of the opinion); provided, however, that this clause (iv) shall only be applicable if a class of equity securities of the Corporation is registered pursuant to Section 12 of the Securities Exchange Act of 1934, as amended.

                  SECTION 3. CERTAIN DEFINITIONS AND ADDITIONAL PROVISIONS. For the purposes of this Article:

                  (a) "Fair Market Value" shall mean:



                                    PAGE C-3

                           (i) in the case of stock, the highest closing bid
                  quotation with respect to a share of such stock during the 30-day period preceding the date in question on the Nasdaq National Market or any quotations system then generally in use, or, if no such quotations are available, the highest closing sale price during the 30-day period immediately preceding the date in question of a share of such stock on the Composite Tape for New York Stock Exchange Listed Stocks, or, if such stock is not quoted on the Composite Tape, on the New York Stock Exchange, or, if such stock is not listed on such Exchange, on the principal United States securities exchange registered under the Securities Exchange Act of 1934, as amended, on which such stock is listed, or, if such stock is not listed on any such exchange, the fair market value on the date in question of a share of such stock as determined by the Continuing Directors in good faith, which determination shall be final; and

                           (ii) in the case of property other than cash or
                  stock, the fair market value of such property on the date in question as determined by the Continuing Directors in good faith, which determination shall be final.

                  (b) The Board of Directors, with the approval of a majority of the total number of Continuing Directors, shall have the power and duty to determine, on the basis of information known to it after reasonable inquiry, all facts necessary to determine compliance with this Article, including, without limitation, (i) whether a person is a Related Person, (ii) the number of shares of Voting Stock Beneficially Owned by any person, (iii) whether a person is an Affiliate or Associate of another person, (iv) whether the applicable conditions set forth in paragraph (b) of Section 2 of this Article have been met with respect to any Business Combination, and (v) whether the proposed transaction is a Business Combination. Any such determinations shall be final.

                  SECTION 4. AMENDMENT OF THIS ARTICLE. This Article may be amended, altered, changed, or repealed only by the affirmative vote of the holders of at least 80% of the outstanding shares of Voting Stock voting together as a single class unless the proposed amendment, alteration, change, or repeal has been recommended to the stockholders by the Board of Directors with the approval of at least two-thirds of the Continuing Directors, in which event the proposed amendment, alteration, change, or repeal shall require for approval the affirmative vote of the holders of at least 66 2/3% of the outstanding shares of Voting Stock, voting as a single class.



                                    PAGE C-4

                     [PRINCETON NATIONAL BANCORP, INC. LOGO]

               PROXY SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS
                       FOR ANNUAL MEETING OF SHAREHOLDERS
                                 APRIL 29, 2003
                  - PLEASE VOTE, SIGN, AND RETURN IMMEDIATELY -



         The undersigned hereby appoints Messrs. Lawrence DeVore, Roger Swan and John Isaacson, or any of them, as the attorneys and proxies of the undersigned, with full power of substitution, to represent and vote all shares of common stock of Princeton National Bancorp, Inc. (the "Company"), standing in the name of the undersigned at the close of business on March 3, 2003, at the Annual Meeting of Shareholders of the Company to be held at The Galleria, 1659 North Main Street, Princeton, Illinois, at 10:00 a.m., on Tuesday, April 29, 2003 or at any adjournment or postponement thereof, with all the powers that the undersigned would possess if personally present, on all matters coming before said meeting, as follows:




         (1)      Election of directors

[ ]      I/We vote FOR all nominees listed below              [ ]  I/We WITHHOLD AUTHORITY to vote
         (other than any nominee whose                             for all nominees listed below
         name has been lined out)




                                           CLASS II (2006)
                                           ---------------
                                            Gary C. Bruce
                                            John R. Ernat
                                          Thomas M. Longman
                                            Tony J. Sorcic


         YOU MAY WITHHOLD AUTHORITY TO VOTE FOR ANY OF THE ABOVE-NAMED NOMINEES
BY LINING OUT THAT NOMINEE'S NAME.




         (2)      The proposal for the adoption of the Princeton National Bancorp, Inc. 2003 Stock Option Plan


                    [ ] FOR                    [ ] AGAINST                [ ] ABSTAIN


         (3)      The proposal for an amendment to the Certificate of Incorporation to authorize a class of 100,000 shares of preferred stock



                    [ ] FOR                    [ ] AGAINST                [ ] ABSTAIN


         (4)      The proposal for the adoption of a "fair price" provision as a further amendment to the Certificate of
                  Incorporation


                    [ ] FOR                    [ ] AGAINST                [ ] ABSTAIN




         In their discretion, upon such other matters as may properly come before the Annual Meeting.


         This proxy when properly executed will be voted in the manner directed herein. If no direction is made, this proxy will be voted FOR the nominees listed above.

         Please vote, date and sign this proxy and return it in the enclosed envelope. When signing as an executor, administrator, trustee, guardian, custodian, corporate officer or in any capacity other than individually, give your full title as such. If stock is held jointly, each joint owner should sign this proxy.


                                      Date:
                                            ------------------------------------


                                      ------------------------------------------
                                                   (Shareholder's Signature)

                                      ------------------------------------------
                                          (CAPACITY, IF OTHER THAN INDIVIDUALLY)

                                      ------------------------------------------
                                                  (Shareholder's Signature)

                                      ------------------------------------------
                                          (CAPACITY, IF OTHER THAN INDIVIDUALLY)


         The signer hereby revokes all proxies previously given, if any, by the signer to vote at the meeting or any adjournment of the meeting.